Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

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[   ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

USinternetworking, Inc.

(Name of Registrant, as Specified In Its Charter, and Person Filing Proxy Statement)

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[USI LOGO]

USinternetworking, Inc.
One USi Plaza
Annapolis, Maryland 21401-7478

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of USinternetworking, Inc. (the “Company”) at One USi Plaza, Annapolis, Maryland 21401-7478, on April 18, 2000 at 3:00 p.m. At the meeting, stockholders will consider and vote on the following proposals:

Proposal 1:	The election of Cathy M. Brienza, Michael C. Brooks, William F. Earthman and Joseph R. Zell as directors for three-year terms expiring at the 2003 annual meeting;

Proposal 2:	Adoption of the Company’s Amended and Restated Stock Option Plan;

Proposal 3:	Adoption of the Company’s Employee Stock Purchase Plan;

Proposal 4:	Adoption of the Company’s Senior Executive Incentive Bonus Plan; and

Proposal 5:	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2000 fiscal year.

      The stockholders will also transact such other business, if any, which may be properly brought before the annual meeting.

      If you were a stockholder at the close of business on March 16, 2000, you may vote at the annual meeting.

      Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us in the envelope provided or by following the instructions on the card to vote by telephone or via the Internet.

      This proxy statement provides you with detailed information about the proposals to be voted on at the meeting. Included with this proxy statement is a copy of the Company’s 1999 Annual Report to stockholders which provides you with additional information about the Company. We encourage you to read the proxy statement and the other enclosed information carefully.

      We look forward to seeing you at the meeting.

/s/ Christopher R. McCleary

Christopher R. McCleary
Chairman of the Board and
Chief Executive Officer

Annapolis, Maryland

April 3, 2000

[USI LOGO]

USinternetworking, Inc.
One USi Plaza
Annapolis, Maryland 21401-7478

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 18, 2000

       The Annual Meeting of Stockholders of USinternetworking, Inc. (the “Company”) will be held at One USi Plaza, Annapolis, Maryland 21401-7478 at 3:00 p.m., April 18, 2000. At the meeting, stockholders will consider and vote on the following proposals:

Proposal 1:	The election of Cathy M. Brienza, Michael C. Brooks, William F. Earthman and Joseph R. Zell as directors for three-year terms expiring at the 2003 annual meeting;

Proposal 2:	Adoption of the Company’s Amended and Restated Stock Option Plan;

Proposal 3:	Adoption of the Company’s Employee Stock Purchase Plan;

Proposal 4:	Adoption of the Company’s Senior Executive Incentive Bonus Plan; and

Proposal 5:	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2000 fiscal year.

      The stockholders will also transact such other business, if any, which may be properly brought before the annual meeting.

      The Board of Directors has fixed the close of business on March 16, 2000, as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting.

By Order of the Board of Directors,
/s/ WILLIAM T. PRICE
William T. Price
Vice President, Secretary and
General Counsel

Annapolis, Maryland

April 3, 2000

      FOR DIRECTIONS TO THE MEETING, PLEASE REFER TO THE OUTSIDE BACK COVER OF THIS PROXY STATEMENT.

      PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD (OR FOLLOW THE INSTRUCTIONS ON THE CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET) WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

[USI LOGO]

USinternetworking, Inc.
One USi Plaza
Annapolis, Maryland 21401-7478

PROXY STATEMENT

FOR
ANNUAL MEETING OF STOCKHOLDERS

APRIL 18, 2000

THE MEETING

      The Annual Meeting of Stockholders (the “Annual Meeting”) of USinternetworking, Inc. (the “Company”) will be held at One USi Plaza, Annapolis, Maryland 21401-7478, beginning at 3:00 p.m. on April 18, 2000.

ABOUT THIS PROXY STATEMENT

      Our board of directors has sent you this Proxy Statement to solicit your vote at the Annual Meeting (including any adjournment or postponement of the Annual Meeting). We will pay all expenses incurred in connection with this proxy solicitation. In addition to mailing this Proxy Statement to you, we have hired American Stock and Transfer Company to be our proxy solicitation agent for a fee of approximately $15,000 plus expenses. We also may make additional solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. This Proxy Statement is first being mailed to stockholders on or about April 3, 2000.

      On or about March 28, 2000, we effected a three-for-two stock split by means of a stock dividend to holders of record at the close of business on March 14, 2000. Unless otherwise indicated, all information in this proxy statement reflects both a three-for-two stock split effected by a stock dividend distributed on December 17, 1999 and the additional three-for-two stock split distributed on or about March 28, 2000.

INFORMATION ABOUT VOTING

      If you are a stockholder of record as of the close of business on March 16, 2000 (the “Record Date”), you may vote your shares:

•	By Proxy: You can vote by (1) completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided, (2) using our telephone voting system or (3) accessing the World Wide Website indicated on your proxy card to vote via the Internet. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card, your “proxies,” will vote your shares as you indicate.

If you sign the enclosed card without indicating how you wish to vote, all of your shares will be voted (1) FOR all of the nominees for director, (2) FOR adoption of the Company’s Second Amended and Restated Stock Option Plan, (3) FOR adoption of the Company’s Employee Stock Purchase Plan, (4) FOR adoption of the Company’s Senior Executive Incentive Bonus Plan, (5) FOR ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2000 fiscal year and (6) at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

•	In Person: You may attend the Annual Meeting and vote in person.

      You may revoke your proxy at any time before it is voted at the meeting by sending a written notice to USinternetworking, Inc., One USi Plaza, Annapolis, Maryland 21401-7478, Attention: William T. Price, that you have revoked the proxy, by providing a later-dated proxy or by voting in person at the Annual Meeting.

      The shares on your proxy card represent ALL of your shares of Company common stock.

      If you held your shares in an account with a bank, broker or other nominee on the Record Date, please follow the instructions given to you on your ballot regarding casting your vote.

VOTING SECURITIES

      As of the Annual Meeting Record Date, there were outstanding approximately 96,345,190 shares of the Company’s common stock, par value $.001 per share. Only stockholders at the close of business on the Record Date will be entitled to vote. Each stockholder so entitled to vote at the meeting may cast, in person or by proxy, one vote for each share of Company common stock held by such stockholder.

QUORUM AND REQUIRED VOTES

      Holders of a majority of the outstanding shares of Company common stock must be present at the meeting, in person or by proxy, in order for a quorum to be present. Votes on the proposals will be tallied as follows:

•	Election of Directors: The four persons nominated for director receiving the most votes will be elected.

•	Adoption of the Amended and Restated Stock Option Plan: For approval, the amendments require an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

•	Adoption of the Employee Stock Purchase Plan: For approval, the proposal requires an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

•	Adoption of Senior Executive Incentive Bonus Plan: For approval, the proposal requires an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

•	Ratification of Independent Auditors: The ratification of Ernst & Young LLP as independent auditors of the Company must receive an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

      Unless otherwise required by our Bylaws or by applicable Delaware law, any other matter properly presented for a vote at the meeting will require an affirmative vote from a majority of the shares of Company common stock present and voting on such proposal.

      Shares of Company common stock represented by proxies that are marked “withhold authority” (with respect to the election of any nominee for election as director), or are marked “abstain,” or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of Company common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise discretionary authority with respect thereto. With respect to any matter to be decided by a plurality (such as the election of directors) or a majority of the votes cast at the meeting, proxies marked “withhold authority” or marked “abstain,” or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting.

THE PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS

      Four directors will be elected at the Annual Meeting to serve until the 2003 annual meeting of stockholders. Cathy M. Brienza, Michael C. Brooks, William F. Earthman and Joseph R. Zell are the four nominees. Each of them is an incumbent director. Certain biographical information about the director nominees as well as the other directors and executive officers of the Company is set forth below. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the board of directors. The four persons nominated for director receiving the most votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PERSONS NOMINATED FOR DIRECTOR IN THIS PROPOSAL

NOMINEES FOR DIRECTORS, DIRECTORS AND EXECUTIVE OFFICERS

Nominees for Director

Cathy M. Brienza Age 51	Ms. Brienza was appointed to the board of directors in May 1999 as a designee of Waller-Sutton Media Partners, L.P. Since July 1997, Ms. Brienza has been a member of Waller-Sutton Media, L.L.C., the general partner of Waller-Sutton Media Partners, L.P. Prior to joining Waller-Sutton Media, she was a principal of Sutton Capital Associates, Inc., and its affiliated companies, which engaged in the ownership and operation of cable television and cellular telephone systems.

Michael C. Brooks Age 55	Mr. Brooks was appointed to the board of directors in December 1998 as a designee of the Whitney Group. He has been a general partner of J. H. Whitney & Co. since 1984. He is also a director of SunGard Data Systems, Inc., Pegasus Communications Corporation, Media Metrix, Inc., Homestore.com, Niku Corporation, VitaminShoppe.com, Inc. and various other private companies.

William F. Earthman Age 48	Mr. Earthman was appointed to the board of directors in June 1998 as a designee of the Massey Burch Group. He has been a Partner of Massey Burch Capital Corporation since January 1994. Prior to becoming a Partner at Massey Burch Capital Corporation, Mr. Earthman served from January 1990 as a Vice President of Massey Burch Investment Group. Prior to Massey Burch, he worked for the investment banks J.C. Bradford & Co. from September 1975 to October 1981, Prudential-Bache Securities from October 1981 to November 1985 and First Nashville Corp. from December 1985 to December 1989. He currently serves on the board of directors of Intellivoice Communications, Inc. and Legal Technologies Network, Inc.

Joseph R. Zell Age 40	Mr. Zell was appointed to the board of directors in July 1998 as a designee of U S WEST. Since December 1991, he has held several positions with the !NTERPRISE Networking division of U S WEST Communications, Inc., including Director of Product Development for !NTERPRISE, Executive Director of Applications Innovation, President of U S WEST’s Wholesale Division and Vice President of Markets and innovation at !NTERPRISE. He has been President of the division since March 1997.

Directors Continuing in Office

Christopher R. McCleary (Chairman of the Board) Age 47	Christopher R. McCleary is a co-founder of USi and has served as the Chairman and Chief Executive Officer of USi since January 1998. Prior to founding USi, he was the Chairman and Chief Executive Officer of DIGEX, Inc. from January 1996 to December 1997. Prior to serving at DIGEX, Mr. McCleary served as Vice President and General Manager for Satellite Telephone Service at American Mobile Satellite Corporation, a satellite communications company, from October 1990 to January 1996.

Frank A. Adams Age 54	Mr. Adams was appointed to the board of directors in June 1998 as a designee of the Grotech Group. He is the President and Chief Executive Officer of Grotech Capital Group, which he co-founded in August 1984. Mr. Adams has served as President of the Mid-Atlantic Venture Association since July 1985. He has served on the board of directors of a number of technology companies including Thunderbird Technologies, Inc. and EPIC Therapeutics, Inc.

Benjamin Diesbach Age 53	Mr. Diesbach was appointed to the board of directors in May 1998 as a designee of Mr. McCleary in his role as Chief Executive Officer of USi. He has been President of Midwest Research, Inc., a consulting firm, since he formed it in January 1995. Prior to forming Midwest Research, Mr. Diesbach was Chief Executive Officer of Continental Broadcasting, Ltd., a broadcasting company, from September 1993 to January 1995.

Stephen E. McManus Age 50	Mr. McManus is a co-founder of USi and has served as a director since April 1998. He served as President of US i until June 1999, at which time he became President of our E-Commerce Business Unit. Prior to joining USi, Mr. McManus was Director of U.S. Sales for the telecommunications unit of Data General Corporation from January 1998 to March 1998. From June 1995 to December 1997 Mr. McManus served as a Branch Manager for Silicon Graphics. Prior to joining Silicon Graphics, Mr. McManus held several positions at Data General Corporation from June 1988 to May 1995, including District Manager for Distributor Sales, VAR District Manager and Branch Manager.

R. Dean Meiszer Age 43	Mr. Meiszer has been a director of USi since it was founded. Currently, Mr. Meiszer serves as the President of Lattice Communications, Ltd. Lattice Communications was formed in October 1997 by the principals and associates of Crisler Company to own, operate, and manage wireless transmission towers and related businesses. Meiszer has been President and Managing Director of The Crisler Company, a Cincinnati-based investment firm, since May 1989. Prior to Crisler, Mr. Meiszer was Senior Vice President of Society Bank from March 1978 to May 1989.

David J. Poulin Age 41	Mr. Poulin was appointed to the board of directors in May 1998 as a designee of Mr. McCleary in his role as Chief Executive Officer. He has been the head hockey coach at the University of Notre Dame since May 1995. Prior to joining Notre Dame as hockey coach, Mr. Poulin played in the National Hockey League for 13 years.

Ray A. Rothrock Age 45	Mr. Rothrock was appointed to the board of directors in June 1998 as a designee of the Venrock Group. He has been a General Partner of Venrock Associates, the high technology venture capital investment firm of the Rockefeller Family, since June 1988. Mr. Rothrock serves on the boards of directors of CheckPoint Software Technology and Fogdog Sports, Inc. and several private companies including Qpass, PrintNation.com, Appliant.com, SteelEye Technologies, Reciprocal, Inc., Shym Technology and Simba Technology.

John H. Wyant Age 53	Mr. Wyant was appointed to the board of directors in June 1998 as a designee of the Blue Chip Group. He is the Managing Partner and President of Blue Chip Venture Company, which he founded in 1990. Mr. Wyant is currently a director of Regent Communications, Inc., Zaring Homes, Inc., Delicious Brands, Inc. and Ciao Cucina Corporation. He previously served as a director of DIGEX.

Executive Officers

      Biographical information on Christopher R. McCleary, Chief Executive Officer and Chairman of the Board, and Stephen E. McManus, President — E-Commerce Business Unit and Director, is included above in the section “Directors Continuing in Office.”

Name and Title	Age	Prior Business Experience

Jeffery L. McKnight Executive Vice President	56	Mr. McKnight has been Executive Vice President since December 1998. He originally joined USi in June 1998 as Senior Vice President of Client Care. Previously, he held senior marketing and operations positions with Aeronautical Radio, Inc., or ARINC, the communications arm of all of the domestic airlines from May 1989 to July 1997. Prior to ARINC, he held senior operations positions with System One, Inc. from February 1963 to April 1989.
Andrew A. Stern Executive Vice President	42	Mr. Stern has been Executive Vice President since June of 1999. He originally joined USi in July 1998 as Executive Vice President and Chief Financial Officer. Prior to joining US i, Mr. Stern held positions at USF&G Corporation, an insurance company, from May 1993 to July 1998, most recently as Executive Vice President, Strategic Planning and Reinsurance Operations. In addition, Mr. Stern was a partner of Booz Allen & Hamilton, an international management and technology consulting firm with whom he was employed from August 1981 to May 1993.
Harold C. Teubner Executive Vice President and Chief Financial Officer	54	Mr. Teubner has been Executive Vice President and Chief Financial Officer of USi since October 1999. From July 1998 until joining USi, Mr. Teubner worked as an independent consultant in the technology industry. Mr. Teubner served as the Executive Vice President and Chief Operating Officer at Concept Five Technologies from July 1997 to July 1998. During September 1996, Mr. Teubner served as COO of Nat Systems International, a French software company. Prior to joining Concept Five Technologies, Mr. Teubner was President and CEO of Visix Software, a company that builds high-end, object oriented, application development tools. Mr. Teubner was with Visix from July 1995 to June 1996. Mr. Teubner held positions with Sybase Inc. from January 1988 to April 1995. While at Sybase, Mr. Teubner served as the Senior Vice President of North American Operations from July 1992 to April 1995.

Name and Title	Age	Prior Business Experience

Gary J. Rogers Senior Vice President, Worldwide Sales	49	Mr. Rogers joined USi in October 1999 as Senior Vice President, Worldwide Sales. Prior to joining USi, Mr. Rogers was with CMS/Data, a division of PC Docs Group International, Inc. from September 1997 to September 1999. While at CMS/Data, Rogers served in various capacities including: Vice President, Sales and Marketing and President, Chief Operating Officer. From May 1994 to July 1997, Mr. Rogers was with SQL Financials International, Inc. where he worked as Vice President of Sales and Regional Sales Manager. Mr. Rogers was an Area Sales Manager with The ASK Group/Ingres from August 1990 to April 1994.
Lance H. Conklin President and General Manager of Lawson Business Unit	49	Mr. Conklin has been President and General Manager, Lawson Business Unit since October 1999. Mr. Conklin was a Vice- President and Co-Founder of Conklin & Conklin, Inc., a leading reseller and systems integrator of Lawson Software applications, from June 1982 until October 1999 when USi acquired Conklin & Conklin, Inc.
Michael S. Harper President and General Manager of PeopleSoft Business Unit	34	Mr. Harper joined USi in April of 1998 as Vice President of Product Marketing. In January of 1999, Mr. Harper was promoted to Vice President and General Manager of PeopleSoft Business Unit. In July 1999, Harper was named President and General Manager, PeopleSoft Business Unit. Prior to joining USi, Mr. Harper served as the Mid-Atlantic Systems Manager for Silicon Graphics, Inc. from July 1997 to April 1998 with responsibility for pre-sales and professional service to federal and commercial customers. Prior to Silicon Graphics, Mr. Harper was with IBM in various marketing, sales and professional service capacities from July 1989 to July 1994.
Alistair Johnson-Clague President and General Manager of Siebel Business Unit	49	Mr. Johnson-Clague joined USi in October 1999 as the President & General Manager, Siebel Business Unit. Prior to joining USi, Mr. Johnson-Clague was with Avent Inc., from December 1998 to June of 1999. From August of 1985 to December 1998 Mr. Johnson-Clague served in various capacities while at JBA Holdings Plc, including: President/CEO — Computer Solutions Division, President — US Software Solutions Division, General Manager — JBA (Northern) Ltd., and General Sales Manager — JPA Southeast.

Name and Title	Age	Prior Business Experience

Matthew D. Kanter President and General Manager of USi New York	37	Mr. Kanter has been President and General Manager of USi New York since July 1999. He originally joined USi in October of 1998 as Vice President and General Manager of USi New York. Prior to joining USi, Mr. Kanter served as President and Chief Executive Officer of Advanced Communications Resources, Inc. from July 1995 to October 1998. Prior to serving as President and Chief Executive Officer, Mr. Kanter served as Vice President and Technical Director of Advanced Communications Resources, Inc. from January 1993 to July 1995.
Nicholas Magliato President and General Manager of Enterprise Messaging and Collaboration Business Unit	34	Mr. Magliato has been President and General Manager of Enterprise Messaging and Collaboration Business Unit since July 1999. Previously he served as the General Manager of the Private Networking Unit for DIGEX from March 1996 to May 1998. Prior to that, he was Director — Land Mobile Product, Sales and Distribution, for American Mobile Satellite Corporation from March 1994 to March 1996.
Mark J. McEneaney Senior Vice President and Corporate Controller	36	Mr. McEneaney joined USi in April 1998 as its Vice President and Corporate Controller. In October 1999 Mr. McEneaney was promoted to Senior Vice President and Corporate Controller. Prior to USi, he was Chief Financial Officer of Questar Builders, Inc., from November 1997 to March 1998 and of William Ryan Homes, Inc. from April 1995 to October 1997. Mr. McEneaney is a certified public accountant and was with Ernst & Young LLP from January 1987 to March 1995, most recently as a senior manager in the auditing practice.
William T. Price Vice President, Secretary and General Counsel	38	Mr. Price has been Vice President, Secretary and General Counsel of USi since April 1998. Prior to joining USi, Mr. Price was the senior trial associate in the Baltimore-based law firm of Albright, Brown & Goertemiller from April 1997 to April 1998, where he represented major corporate clients in antitrust, copyright, intellectual property and other commercial matters in various state and federal courts. Prior to joining Albright, Brown & Goertemiller, Mr. Price was a litigator and Managing Attorney for the New York based law firm of Finklestein and Levine. Mr. Price was with Finklestein and Levine from April 1993 to October 1996.

THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors

      Each director holds office until his or her successor has been elected and qualified. In April 1999, the board of directors divided itself into three classes. Messrs. Brooks, Earthman and Zell and Ms. Brienza serve in the class whose term expires in 2000; Messrs. Adams, McManus, Rothrock and Wyant serve in the class whose term expires in 2001; and Messrs. Diesbach, Meiszer, Poulin and McCleary serve in the class whose terms expires in 2002. The board of directors met nine times in 1999.

Committees of the Board of Directors

      The board of directors established a compensation committee and an audit committee in June 1998 and a pricing committee in February 1999. The compensation committee makes recommendations concerning salaries and incentive compensation of our employees and consultants and administers our stock option plan. See “Executive Compensation — Compensation Committee Report on Executive Compensation.” The compensation committee, which consists of Messrs. Adams, Brooks, Diesbach and Earthman, met five times in 1999. The audit committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including reviewing our audit policies, overseeing the engagement of our independent auditors, approving certain capital expenditures and developing our financial strategies. The audit committee, which consists of Messrs. Brooks, Meiszer, Poulin and Rothrock, met six times in 1999. In December 1999, the Securities and Exchange Commission adopted new rules to improve disclosure relating to the functioning of corporate audit committees. We are currently evaluating the impact of these new rules with respect to the functioning of our audit committee. The pricing committee meets on the eve of our public and private debt and equity offerings to approve the final pricing of the offerings. The pricing committee, which consists of Messrs. McCleary, Adams and Brooks, met two times in 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the number of shares of Company common stock beneficially owned by (i) each Named Executive Officer (as defined herein) and each director of the Company, (ii) all director nominees, (iii) all directors, director nominees and executive officers as a group and (iv) persons or entities owning 5% or more of the outstanding shares of Company common stock, as of March 2, 2000.

	Number of	Percent of
Name and Address of Beneficial Owner	Shares(1)(2)	Shares(1)(2)

Directors and Director Nominees

R. Dean Meiszer(3)	123,769	*

Ray A. Rothrock(4)	4,285,332	4.44

Frank A. Adams(5)	15,707,148	16.34

William F. Earthman(6)	2,657,695	2.76

John H. Wyant(7)	7,222,153	7.47

Benjamin Diesbach(8)	101,529	*

David J. Poulin(9)	16,875	*

Michael C. Brooks(10)	11,139,475	11.59

Joseph R. Zell(11)	—	—

Cathy M. Brienza(12)	—	—

	Number of	Percent of
Name and Address of Beneficial Owner	Shares(1)(2)	Shares(1)(2)

Named Executive Officers

Christopher R. McCleary(13)	8,229,205	8.14

Andrew A. Stern(14)	1,982,523	2.05

Stephen E. McManus	1,106,468	1.15

Jeffery L. McKnight(15)	1,854,000	1.89

Matthew D. Kanter	274,644	*

All Directors, Director Nominees and Executive Officers as a Group (23 persons)	57,821,353	53.54

Other 5% Beneficial Owners:

Blue Chip Group(16)	7,205,279	7.46
c/o Blue Chip Venture Company, Ltd. 2000 PNC Center 201 East Fifth Street Cincinnati, Ohio 45202

Grotech Capital Group(17)	15,690,273	16.32
9690 Deereco Road, Suite 800 Timonium, Maryland 21093

Whitney Group(18)	11,131,038	11.58
c/o J.H. Whitney & Co. 177 Broad Street Stamford, Connecticut 06901

U S WEST Communications, Inc.(19)	6,315,231	6.55
1801 California Street Denver, Colorado 80202

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except where community property laws apply or as indicated in the footnotes of this table, to our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by the stockholder. The number of shares beneficially owned by a person includes shares of common stock subject to options and warrants held by that person that are currently exercisable within 60 days of March 2, 2000. Shares issuable pursuant to options and warrants are deemed outstanding for computing the percentage ownership of the person holding the options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)	For purposes of this table, the number of shares of common stock outstanding as of March 2, 2000 is deemed to be 96,120,443.

(3)	Includes options to purchase 16,875 shares of common stock and warrants to purchase 9,644 shares of common stock each exercisable within 60 days of March 2, 2000.

(4)	Includes 1,892,753 shares of common stock owned by Venrock Associates and 2,475,216 shares of common stock owned by Venrock Associates II, L.P. Mr. Rothrock is a general partner of Venrock Associates and Venrock Associates II, L.P. and as such shares voting and investment power with other general partners. Mr. Rothrock disclaims beneficial ownership in the common stock except to the extent of his general partner interests in Venrock Associates and Venrock Associates II, L.P. Also includes options to purchase 16,875 shares of common stock and warrants to purchase 296,517 shares of common stock each exercisable within 60 days of March 2, 2000.

(5)	Includes 6,359,298 shares of common stock owned by Grotech Partners IV, L.P. and 11,448,581 shares of common stock owned by Grotech Partners V L.P. Mr. Adams is a member of the general partner of Grotech Partners IV L.P. and Grotech Partners V, L.P. and as such shares voting and investment power with other members of the general partner. Mr. Adams disclaims beneficial ownership of the shares owned by Grotech Partners IV L.P. and Grotech Partners V L.P. Also includes options to purchase 16,875 shares of common stock exercisable within 60 days of March 2, 2000.

(6)	Includes 1,687,497 shares of common stock owned by Southern Venture Fund SBIC, L.P. and 1,289,735 shares of common stock owned by Southern Venture Fund II, L.P. Mr. Earthman is a general partner of both Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P. and as such shares voting and investment power. Mr. Earthman disclaims beneficial ownership in the shares owned by Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P., except to the extent of his interests in the general partnerships of Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P. Also includes options to purchase 16,875 shares of common stock and warrants to purchase 36,161 shares of common stock each exercisable within 60 days of March 2, 2000. Southern Venture Fund SBIC, L.P. and Southern Venture Fund II, L.P. are part of an affiliated group of investment partnerships and are collectively referred to as the Massey Burch Group.

(7)	Includes 6,532,100 shares of common stock owned by Blue Chip Capital Fund II Limited Partnership and 1,152,714 shares of common stock owned by Miami Valley Venture Fund L.P. Mr. Wyant is a manager of Blue Chip Venture Company, Ltd., which is an affiliate of both Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund L.P. Mr. Wyant disclaims beneficial ownership of the shares owned by Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund L.P. Also includes options to purchase 16,875 shares of common stock and warrants to purchase 482,142 shares of common stock each exercisable within 60 days of March 2, 2000.

(8)	Includes options to purchase 16,875 shares of common stock exercisable within 60 days of March 2, 2000.

(9)	Includes options to purchase 16,875 shares of common stock exercisable within 60 days of March 2, 2000.

(10)	Includes 12,423,851 shares of common stock owned by J.H. Whitney III, L.P. and 299,370 shares of common stock owned by Whitney Strategic Partners III, L.P. Mr. Brooks is a general partner of J.H. Whitney & Co. and a Managing Member of J.H. Whitney Equity Partners III, L.L.C. which is the general partner of J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P., Mr. Brooks disclaims beneficial ownership of the shares owned by J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. except to the extent of his proportionate interest. Also includes options to purchase 8,438 shares of common stock exercisable within 60 days of March 2, 2000.

(11)	Mr. Zell transferred options to purchase 16,875 shares of common stock which he received under our option plan to U S WEST Internet Ventures, Inc. U S WEST policy prevents Mr. Zell from exercising these options for his own benefit.

(12)	Ms. Brienza is a member of Waller-Sutton Media, L.L.C., the general partner of Waller-Sutton Media Partners, L.P. Ms. Brienza disclaims beneficial ownership of the shares held by Waller-Sutton Media Partners, L.P.

(13)	Includes 669,641 shares of common stock held by The CRM Childrens’ Trust I, of which Christopher McCleary is grantor, and options to purchase 4,950,000 shares of common stock exercisable within 60 days of March 2, 2000.

(14)	Includes 2,250 shares held by an irrevocable trust for the benefit of Mr. Stern’s children. Mr. Stern’s spouse is the trustee of the trust. Also includes options to purchase 750,000 shares of common stock exercisable within 60 days of March 2, 2000.

(15)	Includes options to purchase 1,851,750 shares of common stock exercisable within 60 days of March 2, 2000.

(16)	Includes 6,532,100 shares of common stock owned by Blue Chip Capital Fund II Limited Partnership and 1,152,714 shares of common stock owned by Miami Valley Venture Fund, L.P. Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund, L.P. are part of an affiliated group of investment partnerships commonly controlled by Blue Chip Venture Company and are collectively referred to as the Blue Chip Group. Also includes warrants to purchase 482,142 shares of common stock exercisable within 60 days of March 2, 2000.

(17)	Includes 6,359,298 shares of common stock owned by Grotech Partners IV, L.P. and 11,448,581 shares of Common Stock owned by Grotech Partners V, L.P., Grotech Partners IV, L.P. and Grotech Partners V, L.P. are part of an affiliated group of investment partnerships commonly controlled by Grotech Capital Group and are collectively referred to as the Grotech Capital Group.

(18)	Includes 12,423,851 shares of common stock owned by J.H. Whitney III, L.P. and 299,370 shares of common stock owned by Whitney Strategic Partners III, L.P., J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. are affiliated entities collectively referred to as the Whitney Group.

(19)	Includes warrants to purchase 229,017 shares of common stock and options to purchase 16,875 shares of common stock exercisable within 60 days of March 2, 2000.

Compensation Of Directors

      All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the board of directors. In addition, each non-employee director is eligible to receive option grants under our Stock Option Plan. The shares of common stock purchased pursuant to these options will be subject to repurchase by us as described in “— Stock Option Plan.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Securities and Exchange Commission. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of USi were in compliance with these requirements for fiscal 1999, with the exception of one late report covering the initial statement of beneficial ownership not timely reported by Cathy M. Brienza, five late reports covering one transaction not timely reported by each of Jeffery L. McKnight, Stephen E. McManus, R. Dean Meiszer, David J. Poulin and Andrew A. Stern and one late report covering two transactions not timely reported by Benjamin Diesbach. These transactions have now been reported.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table provides summary information concerning compensation that we paid to or accrued on behalf of our “Named Executive Officers,” which are our Chief Executive Officer and each of the four most highly compensated executive officers of USi other than the Chief Executive Officer who earned more than $100,000, in salary and bonus, for all services rendered in all capacities during the fiscal year ended December 31, 1999. Under the terms of the 1999 bonus awards, each of the Named Executive Officers was entitled to elect to receive, in lieu of a cash bonus award, stock options exercisable after February 24, 2001, but no later than March 15, 2001, at par value, $.001 per share. To encourage each of our Named Executive Officers to remain in our employment, if the officer leaves or is terminated with cause before February 24, 2001, he will receive neither the stock options nor the cash bonus award to which he was originally entitled before making the election. The aggregate amount of perquisites and other personal benefits, securities or property received by each of the Named Executive Officers was less than either $50,000 or 10% of the total annual salary and bonus reported for that Named Executive Officer:

					Long Term
					Compensation
	Annual Compensation
					Shares
Name	Year	Salary	Bonus		Underlying Options

Christopher R. McCleary	1998	$131,250	$75,000		—
Chief Executive Officer and Chairman of the Board	1999	250,000	(a)		909,410	(a)

Stephen E. McManus	1998	131,250	75,000		—
President — E-Commerce Business Unit and Director	1999	175,000	(b)		7,222	(b)

Jeffery L. McKnight	1998	75,962	125,000		843,750
Executive Vice President	1999	175,000	(c)		11,490	(c)

Andrew A. Stern	1998	78,076	75,000		—
Executive Vice President	1999	175,000	(c)		11,490	(c)

Matthew D. Kanter	1998	40,215	—		30,937
President and General Manager — USi New York	1999	201,000	275,000	(d)	196,688	(d)

(a)	Includes options to purchase 65,660 shares at par value, $.001 per share, having a fair market value of $2,752,251 as of March 20, 2000, which the officer elected pursuant to the terms of the bonus award to receive in lieu of a cash bonus of $1,376,125.
(b)	Represents options to purchase 7,222 shares at par value, $.001 per share, having a fair market value of $302,722 as of March 20, 2000, which the officer elected pursuant to the terms of the bonus award to receive in lieu of a cash bonus of $151,361.
(c)	Represents options to purchase 11,490 shares at par value, $.001 per share, having a fair market value of $481,623 as of March 20, 2000, which the officer elected pursuant to the terms of the bonus award to receive in lieu of a cash bonus of $240,811.
(d)	Includes options to purchase 2,626 shares at par value, $.001 per share, having a fair market value of $110,073 as of March 20, 2000, which the officer elected pursuant to the terms of the bonus award to receive in lieu of a cash bonus of $55,037.

Stock Option Tables

      The following table contains information after giving effect to our stock split concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 1999:

•	The options described in the table below are immediately exercisable and expire on the tenth anniversary of the date of grant. Shares of common stock purchased pursuant to these options will be subject to our right to repurchase them at the option exercise price upon the termination of the holder’s employment or business relationship with us. The repurchase right with respect to the shares purchased upon exercise of Mr. McCleary’s option has lapsed with respect to three-quarters of the shares purchasable upon exercise of the option. The repurchase right with respect to the remainder of the shares purchasable upon exercise of an option will lapse upon the earlier of the fourth anniversary of the date of grant as U Si meeting certain performance objectives set by the compensation committee. The repurchase rights with respect to the shares purchasable upon exercise of Mr. Kanter’s options expire with respect to one-third of these options on the first anniversary of their grant and thereafter, in eight equal quarterly installments.

•	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of the common stock on the date of grant of the options appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day at the appreciated price.

Options Grants in Last Fiscal Year

	Number of	% of Total			Potential Realizable Value
	Shares of	Stock			at Assumed Annual Rates
	Common Stock	Options			of Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees	Price Per	Expiration
Name	Granted	in 1999	Share	Date	5%	10%

Christopher R. McCleary	843,750	8.0%	$2.67	3/19/09	$3,665,013	$5,835,921

Stephen E. McManus	—	—	—	—	—	—

Jeffery L. McKnight	—	—	—	—	—	—

Andrew A. Stern	—	—	—	—	—	—

Matthew D. Kanter	56,250	0.5	2.67	3/19/09	244,334	389,061

Matthew D. Kanter	84,375	0.7	2.67	5/14/09	366,501	583,592

Matthew D. Kanter	10,975	0.1	9.11	9/24/09	162,928	259,435

Matthew D. Kanter	42,462	0.3	9.11	9/24/09	630,334	1,003,701

Option Exercises and Year-End Option Values

      The following table sets forth information concerning each option exercise by the Named Executive Officers in fiscal 1999 and option holdings through December 31, 1999 by the Named Executive Officers who held options at the end of fiscal 1999:

•	“Exercisable” refers to those options which will be vested and exercisable immediately upon completion of this offering, while “Unexercisable” refers to those options which will be unvested at such time.

•	Value is determined by subtracting the exercise price from the fair market value of the common stock multiplied by the number of shares underlying the options.

Fiscal Year-End Option Values

				Number of Shares
				of Common Stock		Value of Unexercised
				Underlying		In-the-Money
	Shares			Options at Year End		Options at Year End
	Acquired	Value
Name	on Exercise	Realized		Exercisable	Unexercisable	Exercisable		Unexercisable

Christopher R. McCleary	843,750	$5,439,375	(1)	—	—	—		—

Jeffery L. McKnight	—	—		843,750	—	$38,314,687	(2)	—

Matthew D. Kanter	10,125	247,151	(3)	214,875	—	$10,009,594	(2)	—

(1)	Fair market value is based on the last reported sale price of the common stock on September 24, 1999, the date Mr. McCleary exercised his shares, of $9.11 per share.

(2)	Fair market value is based on the last reported sale price of the common stock on December 31, 1999 of $46.58 per share.

(3)	Fair market value is based on the last reported sale price of the common stock on November 11, 1999, the date Mr. Kanter exercised his shares, of $25.58 per share.

Stock Option Plan

      Our 1998 Stock Option Plan, approved by the board of directors in July 1998 and as amended and restated as of March 27, 2000, provides for the issuance of up to 34,160,063 shares of common stock pursuant to the grant of stock options, both nonqualified stock options and incentive stock options, as defined in our option plan, and restricted stock awards to employees and consultants and the grant of nonqualified stock options to independent directors. As of December 31, 1999, after giving effect to our stock split, options to purchase 11,919,073 shares of common stock were outstanding, each with a weighted average exercise price of $6.77 per share and 11,559,591 options were available for future grant. The options vest immediately upon the date of grant.

      Shares of common stock purchased pursuant to options currently outstanding under our option plan are generally subject to our right to repurchase them at the option exercise price upon the termination of the holder’s employment or business relationship with us. Generally the repurchase right will lapse with respect to one-third of the shares purchasable upon exercise of an option on the first anniversary of the date of grant of the option. The repurchase right with respect to the remainder of the shares purchasable upon exercise of an option will lapse in equal quarterly installments over the subsequent eight calendar quarters. Our repurchase right with respect to shares held by any particular employee will lapse completely if there is a change in control of USi and the employee’s employment is terminated within twelve months of the change of control. The compensation committee has determined that options granted in the next year will generally vest and become exercisable with respect to 25% of the shares on the first anniversary of the date of grant and in twelve equal quarterly installments thereafter.

      The compensation committee appointed to administer our option plan has discretion to determine which employees and consultants will be granted stock options or restricted stock awards, the number of shares to be optioned, and the terms and conditions of such options or restricted stock awards. The full board of directors conducts the administration of the option plan with respect to options granted to independent directors or to officers subject to section 16 of the Exchange Act. The compensation committee, or the board of directors, as applicable, also has discretion to make adjustments to options in the event of a change in control or other corporate event including, without limitation, the discretion to accelerate the vesting of options or waive our repurchase right. The Option Plan, as amended and restated through March 27, 2000, is being submitted for stockholder approval. See “Proposal 2 — Approval of the Amended and Restated 1998 Stock Option Plan of US internetworking, Inc.”

Employee Stock Purchase Plan

      Our board of directors has adopted the 2000 Employee Stock Purchase Plan, or the Purchase Plan. The Purchase Plan is intended to be an “employee stock purchase plan” as described in Section 423 of the Code. The Purchase Plan is administered by the compensation committee of our board of directors. A total of 2,250,000 shares of our common stock are reserved and available for purchase under the Purchase Plan, subject to antidilution and other adjustment provisions.

      The Purchase Plan permits eligible employee participants to purchase our common stock through payroll deductions at a price per share which is equal to the lesser of eight-five percent (85%) of the fair market value of the common stock on the first or the last day of an offering period. The Purchase Plan provides for two offering periods each calendar year. The first is March 1 through August 31 (although the initial offering period will run from March 15, 2000 to August 31, 2000) and the second is September 1 through February 28 (or, each leap year, February 29). On the last day of each offering period, each participant’s accrued payroll deductions are automatically applied to the purchase of common stock.

      Employees eligible to participate in the Purchase Plan consist of all persons employed for at least 90 days by us or by certain of our subsidiaries described in the Purchase Plan, except that the Purchase Plan excludes from participation any employee whose customary employment is for less than 20 hours per week or for not more than 5 months during a calendar year and any employee who owns stock representing 5% or more of the total combined voting power or value of all classes of our stock or the stock of our subsidiaries. No participant may purchase shares of common stock in any calendar year under the Purchase Plan with an aggregate fair market value (generally determined as of the beginning of the plan year) in excess of $25,000. The Purchase

Plan must be approved by our stockholders within 12 months after the date of initial adoption. See “Proposal 3 — Approval of USinternetworking Inc. 2000 Employee Stock Purchase Plan.”

401(k) Plan

      In 1998, we adopted a 401(k) plan covering substantially all of our employees. Under the plan, eligible employees may elect to reduce their current compensation and have the amount of the reduction contributed to the plan on the employee’s behalf as salary deferral contributions. Beginning as of June 30 1999, we have made matching contributions to the plan on behalf of our employees in the amounts equal to 50 percent of the first six percent of an employee’s earnings contributed to the plan. Matching contributions are in the form of our common stock and not in cash. All contributions to the plan by or on behalf of employees are subject to aggregate annual limits prescribed by the Internal Revenue Code.

Incentive Bonus Plan

      The compensation committee of our board of directors has adopted the Senior Executive Incentive Bonus Plan, or the Incentive Plan. The Incentive Plan is a performance-based incentive bonus plan under which our designated executive officers are eligible to receive bonus payments. The Incentive Plan is intended to provide an incentive for superior work and to motivate covered executive officers toward even higher achievement and business results, to tie their and interests to those of USi and our stockholders and to enable us to attract and retain highly qualified senior executives. The Incentive Plan has been adopted and is being submitted to our stockholders for approval so that bonuses payable to our senior executives are fully deductible for federal income tax purposes. The Incentive Plan and its performance goals are subject to stockholder approval before any bonuses will be paid under it. See “Proposal 4 — Approval of USinternetworking, Inc. Senior Executive Incentive Bonus Plan.”

PERFORMANCE GRAPH

      The following graph compares the change in the cumulative total stockholder return on our common stock during the period from our initial public offering on April 8, 1999 through December 31, 1999, with cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Services Index. These Nasdaq indices are computed by the Center for Research in Securities Prices. The comparison assumes $100 was invested on April 8, 1999 in our common stock at the initial offering price ($9.33 per share, as adjusted for each of our stock splits) and in each of the foregoing indices and assumes reinvestment of dividends, if any.

Comparison of Cumulative Total Return of USinternetworking, Inc., the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Services Index

[PERFORMANCE GRAPH]

	USinternetworking, Inc.	Nasdaq Stock Market	Nasdaq Computer and Data
	Common Stock (USIX)	Index	Processing Services Index

April 8, 1999	$100.00	$100.00	$100.00
December 31, 1999	499.11	154.30	170.60

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The compensation committee is responsible, subject to the approval of the board of directors, for establishing our compensation program. The committee currently comprises Messrs. Adams, Brooks, Diesbach and Earthman, each a non-employee director. The compensation committee met five times in 1999.

Compensation Philosophy and Policy

      Our compensation program generally is designed to motivate and reward our executive officers and other personnel responsible for attaining financial, operational and strategic objectives that will contribute to the overall goal of enhancing stockholder value. In administering the program, the compensation committee assesses the performance of our business and our employees relative to those objectives. Our compensation program generally provides incentives to achieve annual and longer term objectives. The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of stock options, restricted common stock and other stock-related benefits (including participation in the proposed employee stock purchase plan). These elements generally are blended in order to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers and other high level personnel with those of our stockholders.

      Base Salary. During 1999, we had employment agreements with each of Messrs. McCleary, McManus, Stern, McKnight and Kanter, as well as with most of the other individuals who served as officers during such period. Mr. McCleary’s compensation was determined based upon his leadership in setting and pursuing our financial, operational and strategic objectives. Mr. McCleary did not participate as a member of the compensation committee in determining his compensation.

      In setting base salaries for officers and employees, we consider the experience of the individual, the scope and complexity of the position, our size and growth rate, the salary payable to Mr. McCleary and the compensation paid by our competitors. Due to the increasingly competitive nature of our industry segment, compensation amounts paid by our competitors are expected to continue to grow in importance as we assess our future compensation structure to ensure our ability to continue to attract and retain highly qualified executives.

      Bonuses. All of our full-time employees, including executive officers (to the extent they are not already entitled to receive a bonus under their respective employment agreements), are eligible to receive bonuses subject to satisfaction of specified performance criteria. For 1999, Mr. Kanter received a bonus pursuant to the terms of his employment agreement, see “Executive Compensation — Employment Agreements,” as well as a discretionary bonus determined by the compensation committee. Messrs. McCleary, McManus, McKnight and Stern also received discretionary bonuses determined by the compensation committee. Pursuant to the terms of the discretionary bonus awards, each officer was permitted to elect to receive, in lieu of the specified cash amount, options at an exercise price of par value, $.001 per share, to purchase a number of shares with a fair market value equal to twice the specified cash bonus amount as of March 20, 2000. However, if the officer leaves or is terminated with cause before February 24, 2001, he will receive neither the stock options nor the cash bonus award to which he was entitled before making the election. See “Executive Compensation — Summary Compensation Table.” In determining the level of bonus paid to Mr. McCleary in 1999, the compensation committee, in addition to consideration of Mr. McCleary’s individual performance, took particular note of our overall increased revenues and successful equity and convertible debt offerings during 1999, as well as our continued expansion through the enlargement of our customer base and other factors, including the significant expansion of our iMAP service offerings and the successful completion of the acquisition of Conklin & Conklin, Inc.

      Stock Awards. To promote our long-term objectives, stock awards are made to directors, officers and employees who are in a position to make a significant contribution to our long-term success. The stock awards are made to independent directors, employees and consultants pursuant to our 1998 Stock Option Plan, in the form of nonqualified stock options.

      The compensation committee has discretion to determine which employees and consultants will be granted stock options, the number of shares to be optioned and the terms and conditions of such options. The full board of directors conducts the administration of the option plan with respect to options granted to independent directors or to officers subject to section 16 of the Exchange Act. The compensation committee, or the board of directors, as applicable, also has discretion to make adjustments to options in the event of a change in control or other corporate event including, without limitation, the discretion to accelerate the vesting of options or waive our repurchase right. Options currently outstanding generally vest immediately upon the date of grant and are thereafter subject to our right to repurchase them at the option exercise price upon the termination of the holder’s employment or business relationship with us. The repurchase right lapses with respect to one-third of the shares on the first anniversary of the date of grant and in eight equal quarterly installments thereafter. The compensation committee has determined that options granted in the next year will generally vest and become exercisable with respect to 25 percent of the shares on the first anniversary of the date of the grant and in twelve equal quarterly installments thereafter.

      Restricted stock awards consist of a specified number of shares of our common stock with an appropriate restrictive legend affixed thereto. Shares of restricted stock may not be sold or otherwise transferred until ownership vests in the recipient, at the time and in the manner specified by the compensation committee at the time of the award. Since the stock options and restricted stock awards vest (or are subject to repurchase by

us) over time and may grow in value, these components of our compensation plan are designed to reward performance over a sustained period and to enhance stockholder value through the achievement of corporate objectives. We intend for these awards to strengthen the focus of our directors, officers and employees on performing their management duties from the perspective of our stockholders.

      In selecting recipients and the size of grants, the compensation committee considers various factors such as the potential of the recipient, the salary of the recipient and competitive factors affecting our ability to attract and retain employees, prior grants, a comparison of awards made to officers in comparable positions at similar companies and the performance of our business.

      During 1999, Mr. McCleary was granted options to purchase 843,750 shares of our common stock. During 1999, Mr. Kanter was granted options to purchase 194,062 shares of our common stock. No other option awards were made to other executive officers during 1999. Total option awards under our option plan were made during 1999 with respect to 10,735,674 shares of common stock. Awards made to directors during 1999 consisted of options with respect to 84,375 shares of common stock.

      Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our stockholders). Based on our current compensation plans and policies and regulations interpreting the Internal Revenue Code, we believe that, for the near future, there is not a significant risk that we will lose any significant tax deduction for executive compensation. We have attempted to structure some of our compensation plans and policies so that compensation payable under these plans will not be subject to the deduction limitation contained in Section 162(m). Our compensation plans and policies will be modified to ensure full deductibility of executive compensation if we and our compensation committee determine that such an action is in the best interests of our shareholders.

Respectfully submitted,

Frank A. Adams, Chairman Michael C. Brooks Benjamin Diesbach William F. Earthman

Compensation Committee Interlocks and Insider Participation

      Before June 1998, we had no separate compensation or stock option committee or other board committee performing equivalent functions, and these functions were performed by our board of directors. Both Mr. McCleary and Mr. McManus were members of the board of directors during that period. In June 1998, we established compensation and audit committees of our board of directors. The compensation committee comprises non-employee directors.

EMPLOYMENT AGREEMENTS

      We have entered into the following employment agreements with our executive officers.

Officer	Term	Salary	Position

Christopher R. McCleary	January 1998-December 2000	$395,000	Chairman and Chief Executive Officer

Stephen E. McManus	April 1998-April 2003	$250,000	President, E-Commerce Business Unit

Andrew A. Stern	July 1998-July 2001	$250,000	Executive Vice President

Jeffery L. McKnight	July 1998-July 2001	$250,000	Executive Vice President

Harold C. Teubner, Jr.	September 1999-September 2002	$250,000	Executive Vice President and Chief Financial Officer

Gary J. Rogers	September 1999-September 2002	$225,000	Senior Vice President, Worldwide Sales

Lance H. Conklin	October 1999-December 2001	$200,000	President and General Manager of Lawson Business Unit

Michael S. Harper	September 1999-September 2002	$175,000	President and General Manager of PeopleSoft Business Unit

Alistair Johnson-Clague	October 1999-October 2002	$225,000	President and General Manager of Siebel Business Unit

Matthew D. Kanter	October 1998-October 2001	$225,000	President and General Manager of USi New York

Nicholas Magliato	July 1999-July 2002	$200,000	President and General Manager of Enterprise Messaging and Collaboration Business Unit

Mark J. McEneaney	September 1999-September 2002	$175,000	Senior Vice President and Corporate Controller

William T. Price	September 1999-September 2002	$110,000	Vice President, Secretary and General Counsel

      Mr. McCleary’s agreement also provides for:

•	automatic renewal for subsequent one year terms unless either party elects not to renew prior to 90 days from the end of the then current term of the agreement;

•	a bonus to be determined based on his meeting established management objectives with a minimum of $250,000 in the second year of the agreement and $500,000 in the third year of the agreement;

•	the right to terminate him for cause upon a vote of two-thirds of the board of directors preceded by a finding by the compensation committee or executive committee that he has breached the agreement;

•	the payment of his full salary for the term of the agreement if he terminates the agreement because:

—	we breach the agreement;

—	there is a material adverse change in his job responsibilities, duties, function or reporting relationships; or

—	he is required to travel more than 50 miles to a relocated office;

•	the payment of his full salary for the term of the agreement if he is terminated without cause; and

•	the payment of his bonus after he terminates the agreement for other than the reasons described above if its amount had already been determined by the compensation committee.

      Mr. McManus, Mr. McKnight, Mr. Stern and Mr. Conklin’s agreements all provide for:

•	No obligation to pay salary after a termination for cause due to:

—	a breach of the agreement by the officer;

—	engaging in illegal or immoral practices or activities which can reasonably be expected to be materially detrimental to our reputation;

—	being dishonest, disloyal, or fraudulent in performing his duties;

—	willful misconduct or dereliction of his duties;

—	using, possessing, selling or delivering illegal drugs; or

—	in the case of Mr. McManus and Mr. Conklin, substantial failure to perform his duties;

if the action giving rise to the termination is not cured within 60 days and an arbitrator finds the termination to be valid.

      Mr. Stern’s agreement also provides for:

•	the right, which he has exercised, to purchase 1,406,520 shares of our common stock;

•	a life insurance policy provided by us in an amount equal to twice his salary less the amount of any group insurance he selects as part of our standard group insurance plan;

•	our right to repurchase the 1,406,250 shares of stock, less the number of shares Mr. Stern sold in our February 2000 equity offering, for the total tax liability incurred by Mr. Stern as a result of his purchase, if he is terminated for cause or if he terminates the agreement on or before May 31, 2000, unless it is a termination for good reason;

•	our obligation to register the 1,406,250 shares of stock for sale under the Securities Act as soon as practicable in the event the officer’s employment is terminated due to death or disability; and

•	the obligation to pay the officer’s full salary for the remainder of the term of the agreement or one year, if longer, and a bonus pro rated for the remaining term of the agreement if we terminate one of them without cause.

      Mr. McManus’ agreement also provides for:

•	the right, which he has exercised, to purchase 1,125,000 shares, less the number of shares Mr. McManus sold in our February 2000 equity offering, of our common stock;

•	a life insurance policy provided by us in an amount equal to twice his salary less the amount of any group insurance he selects as part of our standard group insurance plan;

•	our right to repurchase 281,250 shares of stock for $100 if he is terminated for cause or if he terminates the agreement on or before May 31, 2000; and

•	our right to repurchase all or part of 843,750 shares of stock for $100.00 if he is terminated for cause (including substantial failure to perform his duties) or if he terminates the agreement before April 1, 2003.

      Mr. McKnight’s agreement also provides for:

•	the grant of an option to purchase 843,750 shares of common stock under our stock option plan; and

•	the termination of our right to repurchase his shares under the option plan 24 hours before any termination of his employment without cause.

      If Mr. Rogers is terminated without cause, we must pay him an amount equal to his annual base salary until the end of the term or for twelve months whichever is greater, accelerate all unvested stock options and pay any sales commissions or bonuses owed.

      Mr. Rogers’ agreement also provides for:

•	the grant of an option to purchase 225,000 shares of our common stock under our stock option plan; and

•	the grant of 40,500 shares of common stock, half of which vests immediately upon the execution of the agreement and the balance vests upon the first anniversary of Mr. Rogers’ employment.

      Mr. Teubner’s agreement provides for:

•	the grant of an option to purchase 675,000 shares of our common stock under our stock option plan; and

•	the termination of our right to repurchase his shares under the option plan upon termination of his employment without cause.

      Mr. Conklin’s agreement also provides for:

•	a bonus of 40% to 80% of his annual base salary to be determined based on his attainment of performance goals;

•	the payment of his full salary and a continuation of benefits for the remainder of the term of the agreement and the payment of a prorated bonus if he terminates the agreement because:

—	we breach the agreement; or

—	we breach any of the post-closing obligations under the asset purchase agreement between USi and the shareholders of Conklin & Conklin, Inc. dated September 20, 1999;

•	the payment of his full salary and the continuation of benefits for the remainder of the term of the agreement and a prorated bonus if he is terminated without cause;

      Mr. Harper’s agreement also provides for:

•	a discretionary bonus of 50% to 100% of his annual base salary;

•	the grant of an option to purchase 140,625 shares of common stock at a strike price of $2.67 per share; and

•	the grant of an incentive stock option to purchase 50,625 shares of common stock at a price of $9.11 per share.

      Mr. Johnson-Clague’s agreement also provides for:

•	a discretionary bonus of 50% to 100% of his annual base salary along with a one time signing bonus of $55,000 to be paid in February 2000;

•	the grant of an incentive stock option to purchase 202,500 shares of common stock at a price of $13.45 per share; and

•	the grant of 22,500 shares of restricted stock at $0.001 per share.

      Mr. Kanter’s agreement also provides for:

•	a bonus of $75,000 contingent on the attainment of predetermined objectives; and

•	a retention bonus of $200,000 for employment through October 9, 1999 and $195,000 for employment through December 31, 2000.

      Mr. Magliato’s agreement also provides for:

•	a discretionary bonus of up to 100% of his annual salary and a signing bonus of $100,000;

•	the grant of 56,250 shares of common stock with periodic vesting over a three year period; and

•	the grant of a non-qualified option to purchase 168,750 shares of common stock at an exercise price of $12.89 per share.

      Mr. McEneaney’s agreement also provides for:

•	a discretionary bonus of 50% of his annual salary; and

•	a grant of an incentive stock option to purchase 112,500 shares of common stock at a price of $9.11 per share.

      Mr. Price’s agreement also provides for:

•	a discretionary bonus of 35% of his annual salary; and

•	a grant of an incentive stock option to purchase 56,250 shares of common stock at a price of $9.11 per share.

      Some of the agreements provide for the termination of our right to repurchase shares held by the officers upon a change in control of the company. All of the agreements provide for review of the salary and bonus terms by our compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Conversion of Series A Preferred Stock

      Upon the closing of our initial public offering in April 1999, each holder of Series A Preferred Stock received on conversion the number of shares of common stock arrived at by dividing the aggregate purchase price for the holder’s shares of Series A Preferred Stock by the conversion price of $1.17 after giving effect to each of our stock splits. The holders of Series A Preferred Stock comprised a group of individuals represented by Account Management Corporation; Blue Chip Capital Fund II Limited Partnership; Miami Valley Venture Fund L.P.; Grotech Partners IV L.P.; Grotech Partners V L.P.; HAGC Partners; Christopher R. McCleary; Southeastern Technology Fund, L.P.; Southern Venture Fund SBIC, L.P.; Southern Venture Fund II, L.P.; USi Partners, Ltd.; U S WEST; Venrock Associates; and Venrock Associates II, L.P.

Conversion of Series B Preferred Stock

      Upon the closing of our initial public offering in April 1999, each holder of Series B Preferred Stock received on conversion the number of shares of common stock arrived at by dividing the aggregate purchase price for the holder’s shares of Series B Preferred Stock by the conversion price of $1.49 after giving effect to each of our stock splits. The holders of Series B Preferred Stock comprised AEH Profit Sharing Trust; Arbor Venture Partners, L.L.C.; Castellini Management Company; PNC Bank, N.A., Trustee; PNC Bank, N.A., Custodian; Siebel Systems, Inc.; Southeastern Technology Fund, L.P.; Waller-Sutton Media Partners, L.P.; J. H. Whitney III, L.P.; Whitney Strategic Partners III, L.P.; and all of the then-current holders of Series A Preferred Stock (other than Southern Venture Fund SBIC, L.P.; HAGC Partners; and two of the Account Management Purchasers).

      The agreement in which we issued the Series B Preferred Stock includes a repurchase requirement. In the event that we become an “Affiliate” of U S WEST, as that term is defined in Section 3(1) of the Communications Act of 1934, and we are also providing services that an Affiliate of U S WEST would be prohibited from providing, then U S WEST can require us to purchase, and we can require U S WEST to sell to us, the minimum number of our shares needed to prevent us from being deemed an Affiliate of U S WEST. The repurchase price, in either instance, would be the last reported price on the Nasdaq National Market, or as determined by the board of directors if we are no longer publicly traded. We are not presently an Affiliate of U S WEST.

Amended and Restated Stockholders’ Agreement

      According to the terms of an Amended and Restated Stockholders’ Agreement, the holders of the Series A and Series B Preferred Stock, together referred to as the investors, have rights to register shares of our capital stock. At any time 90 days after the effective date of the first registration statement that we filed under the Securities Act, holders of at least 33% of the registrable securities, as defined in the Stockholders’ Agreement, may require us to effect registration under the Securities Act of their registrable securities, subject to the board of directors’ right to defer the registration for a period of up to 180 days. The investors also have the right to cause us to register their securities on Form S-3 when it becomes available to us if they propose to register securities having a value of at least $10 million. In addition, if we propose to register securities under the Securities Act, other than registrations on Form S-4 or Form S-8, then any of the investors has a right, subject to quantity limitations we determine, or determined by underwriters if this offering involves an underwriting, to request that we register such holder’s registrable securities. We will bear all registration expenses incurred in connection with registrations. We have agreed to indemnify the investors against liabilities related to the accuracy of the registration statement used in connection with any registration effected pursuant to the foregoing. In addition, the Stockholders’ Agreement gives the Whitney Group the continuing right to designate one member of our board of directors.

iMAP Agreement with U S WEST

      USi and U S WEST entered into an agreement on January 15, 1999 in which USi grants to U S WEST and its affiliates a limited, nontransferable, non-exclusive license to use the iMAP solution. The agreement has an initial term of three years. After the end of the initial three year term, the agreement will automatically be extended on the same terms for an additional 24 months. After the first extension term, the agreement may be extended by mutual written agreement. After the initial term, the agreement may be terminated by U S WEST for convenience if it pays a termination fee ranging from $1,800,000 to $360,000, depending on how many months are left in the term of the agreement. U S WEST will pay USi a total of $4,121,250 in thirty-six monthly installments for use of the iMAP solution for up to 1,000 users. For more than 1,000 users, U S WEST will pay USi an additional monthly installment amount per user. The amount payable to USi under the agreement will be reduced if USi does not provide U S WEST with agreed upon service levels. The agreement contains standard warranty, limitation of liability and indemnity provisions. On March 31, 1999, we amended the agreement to allow twenty-five additional users of U S WEST’s affiliate, U S WEST Business and Government Services, to use the iMAP solution for an additional $3,125 per month. On May 14, 1999, we further amended the agreement to include architectural changes in the production of the iMAP solution for an additional fee of $9,750 per month.

Marketing Agreement with U S WEST

      USi entered into a marketing agreement on January 30, 1999 with U S WEST Communications Services, Inc. and U S WEST Enterprise America, Inc. The agreement establishes a contractual teaming arrangement for the creation and distribution of network services, some of our iMAP services, system integration services and comprehensive customer service. The agreement provides U S WEST with the exclusive rights to market some of our iMAP services in U S WEST’s fourteen-state service region and to some of U S WEST’s existing customers and other customers as mutually agreed to by U S WEST and USi . USi is prohibited from entering into similar agreements within U S WEST’s fourteen-state region with competitors of U S WEST. USi will make its iMAP services, including consultation and implementation services, available to U S WEST at discounted prices. USi will also provide U S WEST with training and technical support during the term of the agreement. Training and technical support will be provided at no cost for the first twelve months of the agreement. U S WEST will pay the current rates for such training and support beginning in the thirteenth month of the agreement’s term. If a U S WEST customer terminates its contract for i MAP services prematurely, U S WEST will be obligated to make an accelerated payment to USi of an amount equal to up to 36 months of contract payments under that customer’s contract. U S WEST will provide US i with favorable pricing and terms on U S WEST’s services used to deliver USi ’s iMAP services. The agreement may be terminated for cause upon 90 days notice. USi can terminate U S WEST’s overall exclusivity if U S WEST fails to reach performance levels equal to at least 75% of established sales quotas for the iMAP services. USi can terminate U S WEST’s exclusivity with respect to a particular iMAP product if U S WEST fails to reach performance levels for that product equal to at least 50% of established sales quotas so long as USi has performance levels with respect to that product comparable to the performance required from U S WEST. The exclusivity provisions will also terminate upon an acquisition or change of control of USi. Either party may terminate the agreement upon a change in control of the other. U S WEST has publicly announced its acquisition by Qwest Communications International, Inc., one of our competitors. On account of the pending acquisition of U S WEST by Qwest, a competitor of USi’s, U S WEST and USi have mutually agreed to transition out of the marketing agreement.

iMAP Agreement with MMP, LLC

      USi and MMP, LLC entered into an agreement in March 1999 in which MMP, LLC became an iMAP customer of USi. The agreement expires in three years unless terminated earlier in a manner consistent with the agreement or unless extended by mutual written agreement. MMP, LLC has agreed to pay USi a total of $48,400 in thirty-six equal monthly installments. The agreement contains standard warranty, limitation of liability and indemnity provisions. Christopher R. McCleary is a member and officer of MMP, LLC.

Loans from USi to Christopher R. McCleary

      During the third quarter of 1999, we loaned Christopher R. McCleary $2.25 million pursuant to a note bearing interest at 5% per annum, payable on or before July 31, 2000 and secured by shares of Mr. McCleary’s USi common stock. The purpose of the loan was to finance Mr. McCleary’s exercise of his option to purchase 843,750 shares of our common stock. During the fourth quarter of 1999, we loaned Christopher R. McCleary approximately $2 million pursuant to a note bearing interest at 7% per annum, payable within 90 days of demand and secured by shares of Mr. McCleary’s USi common stock. The purpose of the loan was to fund Mr. McCleary’s tax liability resulting from the exercise of his option described above.

Option Grants in 2000

      The following table provides information concerning option grants in addition to those presented in “Executive Compensation — Summary Compensation Table” that we have made to our Named Executive Officers since December 31, 1999:

	Number of Shares	Exercise	Expiration
Name	Underlying Options	Price Per Share	Date

Christopher R. McCleary	3,000,000	30.46	1/10/05
	975,000	30.46	1/10/08
	975,000	30.46	1/10/10

Stephen E. McManus	60,000	30.46	1/10/10

Jeffery L. McKnight	1,150,000	30.46	1/10/10

Andrew A. Stern	750,000	30.46	1/10/10

Matthew D. Kanter	60,000	30.46	1/10/10

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED

1998 STOCK OPTION PLAN OF USINTERNETWORKING, INC.

      On March 27, 2000, the Compensation Committee (the “Committee”) of our Board of Directors (the “Board”) adopted the Amended and Restated 1998 Stock Option Plan, which amended and restated the Company’s 1998 Stock Option Plan in its entirety through such date (the “Option Plan”). The Board and the Company’s stockholders previously approved the Option Plan in 1998 prior to the Company’s initial public offering.

      Pursuant to its authority under the Option Plan, the Committee amended the Option Plan on each of October 4, 1999, December 21, 1999 and March 27, 2000 to, among other things, increase the number of shares of Common Stock which may be issued under the Option Plan by an aggregate of 23,625,000 shares to a total of 34,160,063 shares. The October 4, 1999 amendment increased the number of shares issuable under the Option Plan by 3,375,000 shares, the December 21, 1999 amendment increased the number of shares issuable under the Option Plan by 11,250,000 shares and the March 27, 2000 amendment increased the number of shares issuable under the option plan by 9,000,000 shares. Each of the amendments is subject to stockholder approval. The Board believes that this increase in the number of available shares is needed to permit the Company to continue to grant options under the Option Plan and to continue to incentivize its employees, consultants and directors by granting options as part of their overall compensation. At the Annual Meeting, USinternetworking stockholders are being asked to approve the Option Plan and the reservation of the additional 23,625,000 shares for issuance thereunder for the purpose of qualifying such shares for special tax treatment under Section 422 of the Code and for the purpose of approving the terms of the Option Plan for purposes of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 1998 STOCK OPTION PLAN OF USINTERNETWORKING, INC. AND THE RESERVATION OF SHARES FOR ISSUANCE UNDER THE PLAN

VOTE REQUIRED

      Approval of the Option Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

DESCRIPTION OF THE OPTION PLAN

      General. The purpose of the Option Plan is to provide an additional incentive for the Company’s employees, directors and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and to enable the Company to obtain and retain the services of employees, directors and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

      Administration. The Committee has the authority to conduct the general administration of the Option Plan. Under the terms of the Option Plan, the Committee consists of two or more non-employee directors, appointed by the Board, each of whom must be both a “non-employee director” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”) and an “outside director” for purposes of Section 162(m) of the Code. The Committee has the power to interpret the Option Plan and any Award agreement entered into under the Option Plan, as well as to adopt, amend, and rescind rules for the administration, interpretation, and application of the Option Plan. The full Board conducts the general administration of the Option Plan with respect to options granted to non-employee directors. In addition, the Board, in its absolute discretion, may at any time, and from time to time, exercise any and all rights and duties of the Committee under the Option Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined in the sole discretion of the Committee.

      Eligibility. The Committee, in its sole discretion, may from time to time grant options or restricted stock awards to any number of key employees or consultants of the Company (or any subsidiary of the Company). The Committee determines at the time of each grant the number of shares subject to such options or restricted stock awards. In addition, the board, in its sole discretion, may from time to time grant non-qualified stock options to any non-employee director. Subject to the terms of the Option Plan, the Board determines at the time of each such non-employee director option grant the number of shares subject to such options. Non-employee directors may receive only non-qualified stock options.

      Number of Shares. The maximum number of shares that may be granted under the Option Plan to any employee, consultant, or director in any calendar year cannot exceed 4,500,000. Expired or canceled options which have not been fully exercised before expiration or cancellation may be granted again by the Company under the Option Plan. There are presently ten non-employee directors and approximately 1,100 employees and consultants eligible to receive options under the Option Plan. As consideration for the receipt of an option, the employee, consultant or director must agree to remain in the employ of (or to consult for or to serve as a director of, as applicable) the Company or any subsidiary for a period of at least one year.

      Payment for Shares. The exercise or purchase price for all options, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee or the Board, be paid in whole or in part in common stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise or through delivery of other property which constitutes good and valuable consideration, through delivery of a recourse promissory note bearing interest payable to the Company, or through delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise of the option, and that the broker has been directed to pay the net proceeds of the sale to the Company in satisfaction of the exercise price, or by a combination of the foregoing. In addition, the Committee or the Board may in its discretion allow a delay in payment of up to thirty days from the date the option, or portion thereof, is exercised.

      Options. The terms and conditions of each option will be set forth in a separate written agreement with the person receiving the option which will state whether the option is a “non-qualified stock option” or an “incentive stock option.”

      Non-Qualified Stock Options (“NQSOs”). NQSOs will provide for the right to purchase common stock at a specified price that, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value); provided, however, than no more than 675,000 shares subject to NQSOs may have an exercise price equal to par value. NQSOs will usually become exercisable, as determined by the Committee or the Board, in one or more installments after the grant date, subject to the participant’s continued employment or services with the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee or the Board. NQSOs may be granted for any term specified by the Committee or the Board.

      Incentive Stock Options (“ISOs”). ISOs are designed to comply with certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must have a term of not more than ten years, must expire within a specified period of time following the optionee’s termination of employment, but may be subsequently modified to be disqualified from treatment as ISOs. In the case of an ISO granted to an employee who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Option Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire not later than the fifth anniversary of the date of its grant. Subject to certain Code limitations, ISOs will become exercisable as determined by the Committee.

      Restricted Stock. Restricted stock may be sold to our employees or consultants at various prices (but not below par value) and made subject to such conditions or restrictions as may be determined by the Committee. Restricted stock may be granted alone, in addition to, or in tandem with options granted under the

Option Plan. Restricted stock, typically, may be repurchased by us at the original purchase price if the applicable conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the applicable restrictions are removed or expire.

      Merger, Consolidation, and Other Events. The Option Plan provides the Committee or the Board discretion to amend the terms (such as exercise price, number shares and vesting) of outstanding options and future grants that may be made under the Option Plan upon the occurrence of a recapitalization, stock split, reorganization, merger, consolidation, liquidation, dissolution, or sale, transfer, exchange, or other disposition of all or substantially all of the assets of the Company or other similar corporate event.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion summarizes U.S. federal tax treatment of options granted under the Option Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances.

      Non-Qualified Stock Options. There is no taxable income to an optionee when a NQSO is granted to him. However, upon exercise of the NQSO, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock acquired upon exercise, determined on the date of exercise, over the aggregate exercise price of such NQSO. An optionee’s basis for the shares of common stock acquired upon exercise for purposes of determining his gain or loss on his subsequent disposition of the shares will be equal to the option price paid plus the ordinary income recognized upon exercise.

      Incentive Stock Options. Generally, an optionee recognizes no taxable income when an ISO which meets the requirements set forth in Section 422 of the Code is granted to him or when that ISO is exercised by him. However, upon exercise of such ISO the optionee’s alternative minimum taxable income will generally include an amount by which the fair market value of the Common Stock acquired at the time of exercise exceeds the option exercise price. If the optionee holds the shares acquired upon exercise of ISO for at least two years after the date of grant and for at least one year after the date of exercise (the “Holding Period”), the difference between the sale price and exercise price upon subsequent disposal of the shares will be treated as long term capital gain or loss. If the optionee disposes of the shares without holding such shares for the appropriate period (a “Disqualifying Disposition”), at the time of the Disqualifying Disposition the optionee will generally recognize ordinary income in an amount equal to the fair market value of the common stock on the date of exercise over the option exercise price. Any gain in excess of this amount will be taxed as capital gain. If the optionee does not hold the shares for the Holding Period, and the sale price is below the exercise price, the difference between the amount realized on the sale and exercise price is treated as a loss.

      Business Deductions. In general, if the Company complies with applicable income reporting requirements, the Company will be allowed a business expense deduction to the extent an optionee recognizes ordinary income upon the exercise of a NQSO or upon the Disqualifying Disposition of an ISO.

      Restricted Stock. An employee or consultant who receives shares of restricted stock will generally not recognize taxable income upon such issuance and the Company will generally not then be entitled to a deduction unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse such that the shares are no longer subject to a substantial risk of forfeiture, the employee or consultant will generally recognize ordinary income and the Company will generally be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. If an election is made under Section 83(b) of the Code with respect to qualifying restricted stock, the employee or consultant will generally recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price and the Company will be entitled to a deduction for the same amount.

      Section 162(m). Under Section 162(m) of the Code, income tax deductions of publicly held companies may be limited to the extent total annual compensation for certain executive officers exceeds $1 million in any one year. However, the deduction limit under Section 162(m) does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. Under a Section 162(m) transition rule for compensation plans of corporations that are privately held and that become publicly held in an initial public offering, options granted under the Option Plan prior to the approval of the Option Plan, as amended, by the Company’s stockholders at the 2000 Annual Meeting will not be subject to Section 162(m). The Committee may designate a key employee a “Section 162(m) Participant” and determine whether the options granted to such key employee will qualify as performance-based compensation as described in Section 162(m)(4)(C). Stock option agreements granting options intended to qualify as performance-based compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m)(4)(C) and the regulations issued thereunder.

      Cashless Exercises. The tax consequences resulting from the exercise of an option through delivery of already-owned company shares is not completely certain. For ISOs, the IRS, in published rulings, has taken the position that, (i) to the extent an equivalent value of shares is acquired, the optionee will recognize no gain, (ii) the employee’s basis in the stock acquired upon such exercise is equal to the employee’s basis in the surrendered shares increased by any compensation income recognized by the employee, (iii) the employee’s basis in any additional shares acquired upon such exercise is zero, (iv) if the shares delivered were acquired upon exercise of an incentive stock option and are delivered prior to the Holding Period, the delivery of the shares constitutes a Disqualifying Disposition as to which the rules described above will apply, and (v) any sale or disposition of the acquired shares within the Holding Period will be viewed first as a disposition of the shares with the lowest basis. For NQSOs, the IRS, in published rulings, has taken the position that, (i) to the extent an equivalent value of shares is acquired, the optionee will recognize no gain, (ii) the employee’s basis in the stock acquired upon such exercise is equal to the employee’s basis in the surrendered shares, (iii) any additional shares acquired upon such exercise are compensation to the optionee, and (iv) the employee’s basis in any such additional shares is their then-fair market value.

      The foregoing is only a summary of the effect of federal income taxation upon the participant and USinternetworking, Inc. with respect to the options granted under the Option Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

INCORPORATION BY REFERENCE

      The foregoing is only a summary of the Option Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

PROPOSAL 3

APPROVAL OF USINTERNETWORKING, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

      On December 21, 1999, the Compensation Committee of the Board of Directors (the “Board”) adopted the USinternetworking, Inc. 2000 Employee Stock Purchase Plan (the “ESPP”), effective March 15, 2000. The ESPP is subject to stockholder approval within 12 months after the date of initial adoption. The ESPP will terminate on the tenth anniversary of the date of its initial approval by the stockholders of the company, unless terminated earlier by action of the Board.

      At the annual meeting, USinternetworking stockholders are being asked to approve the ESPP and the reservation of shares under the ESPP for the purpose of qualifying such shares for special tax treatment under Internal Revenue Code Section 423.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE USINTERNETWORKING, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE UNDER THE PLAN

VOTE REQUIRED

      Approval of the ESPP requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

SUMMARY OF THE ESPP

      General. The purpose of the ESPP is to provide employees of USinternetworking and its designated subsidiaries with an opportunity to purchase USinternetworking common stock and, therefore, to have an additional incentive to contribute to the prosperity of the company.

      Administration. The ESPP is administered by the Compensation Committee (the “Committee”) of the Board. The Committee has full power to interpret the ESPP, and the decisions of the Committee are final and binding upon all participants.

      Eligibility. Any employee of USi or any US i subsidiary designated by the Committee who is customarily scheduled to work at least 20 hours per week and more than five months in a calendar year is eligible to participate in the ESPP. However, no employee is eligible to participate in the ESPP to the extent that, immediately after the grant, that employee would have owned 5% of either the voting power or the value of all classes of USi stock or the stock of our subsidiaries, and no employee’s rights to purchase USinternetworking’s common stock pursuant to the ESPP may accrue at a rate that exceeds $25,000 per calendar year. Eligible employees become participants in the ESPP during an Option Period (as defined below) by submitting to USinternetworking a written payroll deduction authorization form in the calendar month preceding the Offering Date (as defined below) on which such Option Period commences.

      Number of Shares. Subject to antidilution and other adjustment provisions, the number of shares reserved for issuance under the ESPP is equal to 2,250,000, plus an annual increase on the first day of each of the Company’s fiscal years beginning in 2001 and ending 2010 equal to the lesser of (a) 2,250,000 shares, (b) 0.75% of the Company’s shares outstanding on the last day of the immediately preceding fiscal year, or (c) such lesser number of shares as is determined by the Board.

      Participation in an Offering. The ESPP is implemented through successive, six-month option periods. The Option Period begins on the Offering Date (each March 1 and September 1, except that the first Option Period will begin on March 15, 2000), and ends on the next succeeding Exercise Date (each February 28 — or, each leap year, February 29 — and August 31). Common stock is purchased under the ESPP every six months on the Exercise Date, unless the participant withdraws or terminates employment earlier. To participate in the ESPP, each eligible employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions for an Option Period must be equal to at least 1%, but not more than 15%, of a participant’s compensation. Each option entitles the participant to purchase the largest number of whole shares of common stock which can be purchased with the amount in the participant’s account as of the applicable Exercise Date.

      Purchase Price, Shares Purchased. Shares of common stock may be purchased under the ESPP at a price of 85% of the fair market value of the common stock on (a) the Offering Date or (b) the Exercise Date of the Option Period, whichever is lower. On March 15, 2000, the closing price per share of USinternetworking common stock was $71.50 (or $47.67 per share after giving effect to our stock split to be effected on or about March 28, 2000). The number of whole shares of USinternetworking common stock a participant purchases on each Exercise Date is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that Option Period by the purchase price.

      Termination of Eligibility. Termination of a participant’s eligibility for any reason, including death, immediately cancels his or her option and participation in the ESPP. In such event, the payroll deductions credited to the participant’s account will be refunded to the participant or his or her designated beneficiary or estate within 21 days of termination of employment or other cessation of eligibility.

      Adjustments For Changes. In the event that adjustments are made in the number of outstanding shares of common stock or the shares are exchanged for a different class of stock of the company by reason of stock dividend, stock split or other subdivision, the Committee will make appropriate adjustments in (a) the number and class of shares or other securities that may be reserved for purchase under the ESPP and (b) the Option Price of outstanding options. In the event of the merger of consolidation of the company into another corporation, the acquisition by another corporation of all or substantially all of the company’s assets or 80% or more of the company’s then outstanding voting stock or the liquidation or dissolution of the company, the date of exercise with respect to outstanding options will be the business day immediately preceding the effective date of the merger, consolidation, acquisition, liquidation or dissolution unless the Committee, in its sole discretion, provides for the assumption or substitution of such options in a manner complying with Section 424(a) of the Internal Revenue Code.

      Amendment and Termination of the Plan. The Board may amend, suspend, or terminate the ESPP at any time, except that it may not increase the number of shares subject to the ESPP or change the designation or class of eligible employees without approval of USinternetworking’s stockholders given within 12 months before or after action by the Board.

      Cessation of Contributions; Withdrawal. A participant may cease payroll deductions during an Option Period by delivering written notice to the company. A participant who ceases contributions to his or her account during any Option Period will not be permitted to resume contributions during that Option Period. A participant may withdraw from the ESPP at any time by written notice to the company prior to the close of business on an Exercise Date or such earlier date as the Committee may establish.

FEDERAL INCOME TAX CONSEQUENCES

      If our stockholders approve this proposal, then the ESPP, and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable Offering Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Offering Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. USinternetworking is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to USinternetworking.

      The foregoing is only a summary of the effect of federal income taxation upon the participant and USinternetworking, Inc. with respect to the shares purchased under the ESPP. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

INCORPORATION BY REFERENCE

      The foregoing is only a summary of the ESPP and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

PROPOSAL 4

APPROVAL OF USINTERNETWORKING, INC.

SENIOR EXECUTIVE INCENTIVE BONUS PLAN

      On March 27, 2000, the Compensation Committee of our Board of Directors adopted, subject to stockholder approval, the USinternetworking, Inc. Senior Executive Incentive Bonus Plan (the “Incentive Plan”), a performance-based incentive bonus plan under which our key executive officers who are designated by the committee administering the Plan (“Covered Executives”) are eligible to receive bonus payments. The Incentive Plan has been adopted and is being submitted to our stockholders for approval so that bonuses payable to our senior executives will be fully deductible for federal income tax purposes. The Incentive Plan and its performance goals are subject to stockholder approval before any bonuses will be paid thereunder.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF

THE USINTERNETWORKING, INC. SENIOR EXECUTIVE INCENTIVE BONUS PLAN

VOTE REQUIRED

      Approval of the Incentive Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

DESCRIPTION OF THE INCENTIVE PLAN

      General. The purpose of the Incentive Plan is to provide an incentive for superior work, to motivate Covered Executives toward even higher achievement and business results, to tie their goals and interests to those of USi and our stockholders and to enable us to attract and retain highly qualified senior executives.

      Administration. The Incentive Plan will be administered by a committee (the “Bonus Committee”) which is appointed by the Board and which consists of at least two members of the Board who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code, and the regulations and interpretations promulgated thereunder. Initially, the Board’s Compensation Committee will serve as the Bonus Committee. The Bonus Committee will have the sole discretion and authority to administer and interpret the Incentive Plan.

      Bonus Determinations. A Covered Executive may receive a bonus payment under the Incentive Plan based upon the attainment of performance objectives established by the Bonus Committee and related to one or more of the following corporate performance criteria: our pre-tax income, operating income, net income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, funds from operations, appreciation in the fair market value of our common stock, or earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

      The actual amount of future bonus payments under the Incentive Plan is not presently determinable. However, the Incentive Plan provides that the maximum bonus for any Covered Executive shall not exceed $3,000,000 for any given fiscal year.

      The Incentive Plan is designed to ensure that annual bonuses paid under the Plan to our Covered Executives are deductible by us without limit under Section 162(m) of the Internal Revenue Code. Section 162(m), which was added to the Internal Revenue Code in 1993, places a limit of $1,000,000 on the amount of compensation that we may deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m). However, certain performance-based compensation is not subject to the deduction limit. The Incentive Plan is designed to provide this type of performance-based compensation to Covered Executives.

      Bonuses paid to Covered Executives under the Incentive Plan will be based upon bonus formulas that tie the bonuses to one or more objective performance standards. Bonus formulas for Covered Executives will be adopted in each performance period by the Bonus Committee no later than the latest time permitted by Section 162(m) of the Internal Revenue Code (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period). No bonuses will be paid to Covered Executives unless and until the Bonus Committee makes a certification in writing with respect to the attainment of the objective performance standards as required by Section 162(m) of the Internal Revenue Code and, although the Bonus Committee may in its sole discretion reduce a bonus payable to a Covered Executive, the Bonus Committee has no discretion to increase the amount of a Covered Executive’s bonus.

      The effective date of the Incentive Plan is January 1, 2000. The Bonus Committee has (i) designated our 2000 fiscal year (calendar year 2000) as the first performance period under the Incentive Plan, (ii) designated all of our executive officers as Covered Executives for such performance period and (iii) established objective bonus formulas relating to our performance during 2000 for such Covered Executives for such performance period.

      Reasons for Adoption of the Incentive Plan. The Board believes the Incentive Plan will provide an incentive for superior work and motivate Covered Executives toward even higher achievement and business results. The Board also believes the Incentive Plan will further tie the Covered Executives’ goals and interests to those of USi and our stockholders and will enable us to attract and retain highly qualified senior executives. Payment of bonuses under the Incentive Plan will also provide for their deductibility under the Internal Revenue Code without regard to Section 162(m) thereof.

INCORPORATION BY REFERENCE

      The foregoing is only a summary of the Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix C.

PROPOSAL 5

RATIFICATION OF AUDITORS

      The board of directors, upon recommendation of the audit committee, has appointed the accounting firm of Ernst & Young LLP to serve as the independent auditors of the Company for the 2000 fiscal year, subject to ratification by the Company’s stockholders. Ernst & Young LLP is considered by the Company’s management to be well qualified.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

      The favorable vote of at least a majority of the shares of Company common stock present in person or by proxy and voting at a meeting at which a quorum is present is required for ratification of the appointment of independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

OTHER MATTERS

      We do not know of any other matters to be presented at the Annual Meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, your proxies will be able to vote those matters at their discretion.

OTHER INFORMATION

Stockholder Proposals for 2001 Annual Meeting

      Stockholder proposals for inclusion in the proxy statement for the 2001 Annual Meeting must be received by us no later than November 20, 2000. To be considered for inclusion in our proxy statement for that meeting, stockholder proposals must be in compliance with Rule 14a-8 under the Exchange Act and our Bylaws and must be submitted in writing. Any such stockholder proposals must be mailed to USinternetworking, Inc., Attention: Corporate Secretary, One USi Plaza, Annapolis, Maryland 21401-7478.

      In addition, our Bylaws require that, in order for recommendations for director nominees or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof to our Corporate Secretary. Stockholders wishing to submit recommendations for director nominees to be considered by the Nominating and Corporate Governance Committee for election at the 2001 Annual Meeting must submit such recommendations in writing by mail to USinternetworking, Inc., Attention: Corporate Secretary, One USi Plaza, Annapolis, Maryland 21401-7478. To be timely, notice of other business to be brought before the 2001 Annual Meeting or recommendations for director nominees for the 2001 Annual Meeting must be received no earlier than October 20, 2000 and no later than November 20, 2000. This notice requirement is a separate requirement from the requirement above relating to inclusion of stockholder proposals in a proxy statement.

Annual Report

      A copy of our 1999 Annual Report is being mailed to stockholders together with this Proxy Statement. Any stockholder who desires a copy of our Annual Report on Form 10-K as filed with the Securities and Exchange Commission may obtain one (excluding exhibits) without charge by addressing a request to the Corporate Secretary at the above address. A charge equal to the reproduction cost will be made if the exhibits are requested.

By Order of the Board of Directors,

/s/ WILLIAM T. PRICE

William T. Price
Vice President, Secretary
and General Counsel

ANNUAL MEETING OF STOCKHOLDERS

OF USINTERNETWORKING, INC.

      The 2000 Annual Meeting of Stockholders of USinternetworking, Inc. will be held on April 18, 2000 at One USi Plaza, Annapolis, Maryland 21401-7478. The meeting will begin at 3:00 p.m. Doors to the meeting will open at 2:30 p.m.

USinternetworking, Inc.

One USi Plaza
Annapolis, Maryland 21401-7478
(410) 897-4400

Appendix A

USINTERNETWORKING, INC.

AMENDED AND RESTATED STOCK OPTION PLAN

THE AMENDED AND RESTATED

1998 STOCK OPTION PLAN
OF
USINTERNETWORKING, INC.
(Effective as of March 27, 2000)

      USinternetworking, Inc., a Delaware corporation, has adopted The 1998 Stock Option Plan of USinternetworking, Inc. (the “Plan”), effective July 2, 1998, for the benefit of its eligible employees, directors and consultants. The Plan has been amended from time to time to increase the number of shares reserved for issuance hereunder and to amend the Plan in certain other respects. This Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc. constitutes a complete amendment and restatement of the Plan effective as of March 27, 2000.

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for Employees, Independent Directors and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

(2) To enable the Company to obtain and retain the services of Employees, Independent Directors and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

ARTICLE I.

DEFINITIONS

      Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

      1.1  Award Limit.  “Award Limit” shall mean 4,500,000 shares of Common Stock, as adjusted pursuant to Section 9.3 of the Plan.

      1.2  Board.  “Board” shall mean the Board of Directors of the Company.

      1.3  Code.  “Code” shall mean the Internal Revenue Code of 1986, as amended.

      1.4  Committee.  “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 8.1.

      1.5  Common Stock.  “Common Stock” shall mean, subject to adjustment as set forth in Section 9.3, the common stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

      1.6  Company.  “Company” shall mean USinternetworking, Inc., a Delaware corporation.

      1.7  Consultant.  “Consultant” shall mean any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.8  Director.  “Director” shall mean a member of the Board.

      1.9  DRO.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.10  Employee.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      1.11  Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.12  Fair Market Value.  “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee and the Executive Committee of the Board acting jointly and in good faith.

      1.13  Holder.  “Holder” shall mean a person who has been granted an Option or a Stock Purchase Right or who holds shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

      1.14  Incentive Stock Option.  “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

      1.15  Independent Director.  “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

      1.16  Non-Qualified Stock Option.  “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

      1.17  Option.  “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Consultants and Independent Directors shall be Non-Qualified Stock Options.

      1.18  Option Plan Stockholders Agreement.  “Option Plan Stockholders Agreement” shall mean the agreement between the Company and the Holder that governs the shares acquired upon exercise of the Option, which terms may include, without limitation, restrictions on transfer of such shares, a right of first refusal in favor of the Company, and the right of the Company to repurchase such shares upon certain specified events.

      1.19  Plan.  “Plan” shall mean The Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc., as amended from time to time.

      1.20  Restricted Stock.  “Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 6.7 or pursuant to a Stock Purchase Right granted under Article VII.

      1.21  Rule 16b-3.  “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

      1.22  Section 162(m) Participant.  “Section 162(m) Participant” shall mean any Employee designated by the Committee as a Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.23  Securities Act.  “Securities Act” shall mean the Securities Act of 1933, as amended.

      1.24  Stock Option Agreement.  “Stock Option Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Option as the Committee shall determine, consistent with the Plan.

      1.25  Stock Purchase Right.  “Stock Purchase Right” means a right to purchase Common Stock pursuant to Article VII.

      1.26  Subsidiary.  “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      1.27  Substitute Option.  “Substitute Option” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding options previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided , however, that in no event shall the term “Substitute Option” be construed to refer to an Option granted in connection with the cancellation and repricing of an Option granted under the Plan.

      1.28  Termination of Consultancy.  “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.29  Termination of Directorship.  “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      1.30  Termination of Employment.  “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment of the Holder by the Company or any Subsidiary, (b) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship and (c) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employ-

ment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

      2.1  Shares Subject to Plan.

(a) The shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.001 per share. The shares of Common Stock issuable upon exercise of such Options or Stock Purchase Rights may be either previously authorized but unissued shares or treasury shares. Subject to Section 9.3, the aggregate number of such shares which may be reserved and issued upon exercise of such Options or Stock Purchase Rights shall not exceed thirty-four million, one hundred sixty thousand sixty-three (34,160,063); provided, however, that unless the Company’s stockholders approve the Plan on or prior to October 4, 2000, the aggregate number of such shares which may be issued upon the exercise of Options or Stock Purchase Rights shall not exceed ten million, five hundred thirty-five thousand sixty-three (10,535,063).

(b) The maximum number of shares which may be subject to Options or Stock Purchase Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

      2.2  Add-back of Options.  If any Option or Stock Purchase Right expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or Stock Purchase Right but as to which such Option or Stock Purchase Right was not exercised prior to its expiration, cancellation or exercise may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or Stock Purchase Rights which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Article VII, such shares may again be optioned or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GENERAL PROVISIONS

      3.1  Stock Option Agreement.  Each Option shall be evidenced by a Stock Option Agreement. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2  Provisions Applicable to Section 162(m) Participants.  The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

      3.3  Consideration.  In consideration of the granting of an Option under the Plan, the Holder shall agree, in the Stock Option Agreement or other written agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

      3.4  At-Will Employment.  Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary or as a director of the Company, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS

      4.1  Eligibility.  Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

      4.2  Disqualification for Stock Ownership.  No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3  Qualification of Incentive Stock Options.   No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4  Granting of Options to Employees and Consultants.

(a) The Committee shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

(i) Select from among the Employees or Consultants (including Employees or Consultants who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of a Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

      4.5  Granting of Options to Independent Directors.   The Board shall from time to time, in its discretion, and subject to applicable limitations of the Plan select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Non-Qualified Stock Options, determine the number of shares to be subject to such Non-Qualified Stock Options granted to the selected Independent Directors and determine the terms and conditions of such Non-Qualified Stock Options, consistent with the terms of the Plan.

      4.6  Options in Lieu of Cash Compensation.  Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors’ fees which would otherwise by payable to such Independent Directors, pursuant to such policies which may be adopted by the Committee from time to time.

ARTICLE V.

TERMS OF OPTIONS

      5.1  Option Price.  The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law; and provided, further, that no more than 675,000 shares of Common Stock subject to Options may have an exercise price per share equal to the par value of a share of Common Stock, and:

(a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(d) In the case of an Option that is a Substitute Option, such price may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(i) The aggregate Fair Market Value (as of the date such Substitute Option is granted) of the shares subject to the Substitute Option; over

(ii) The aggregate exercise price thereof; does not exceed the excess of;

(iii) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(iv) The aggregate exercise price of such shares.

      5.2  Option Term.  The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

      5.3  Option Vesting

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

(b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

      5.4  Terms Of Options Granted to Independent Directors.  The Board shall determine the terms and conditions of each Non-Qualified Stock Option granted to an Independent Director, consistent with the terms of the Plan.

ARTICLE VI.

EXERCISE OF OPTIONS

      6.1  Partial Exercise.  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      6.2  Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) As the Committee, in its discretion may require, an executed copy of the Option Plan Stockholders Agreement;

(d) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(e) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

      6.3  Conditions to Issuance of Stock Certificates.   The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

      6.4  Rights as Stockholders.  Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

      6.5  Ownership and Transfer Restrictions.  The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

      6.6  Additional Limitations on Exercise of Options.   Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Committee.

      6.7  Early Exercisability.  The Committee may provide in the terms of the Holder’s Option Agreement that the Holder may, at any time prior to the Holder’s Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 9.3, shares of Common Stock acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Committee may determine in its sole discretion.

ARTICLE VII.

STOCK PURCHASE RIGHTS

      7.1  Rights to Purchase.  Stock Purchase Rights may be granted to any Employees or Consultants selected by the Committee, upon such terms and conditions as determined by the Committee. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement or other agreement in the form determined by the Committee.

      7.2  Repurchase Right.  Unless the Committee determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the purchaser’s Termination of Employment or Termination of Consultancy, as applicable, for any reason. Subject to Section 7.5, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Committee in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

      7.3  Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

      7.4  Rights as a Shareholder.  Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 9.3.

      7.5  Repurchase Provisions.  The Committee in its discretion may provide that the Company may repurchase shares acquired upon exercise of an Option or Stock Purchase Right upon a Holder’s Termination of Employment or Termination of Consultancy, as applicable; provided, that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock purchase agreement or in another agreement referred to in such agreement.

ARTICLE VIII.

ADMINISTRATION

      8.1  Committee.  Prior to the Company’s initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall administer the Plan. Following such registration, the full Board shall administer the Plan unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) that shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      8.2  Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Stock Option Agreements and Restricted Stock purchase agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Stock Option Agreement or Restricted Stock purchase agreement provided that the rights or obligations of the Holder of the Option or Stock Purchase Right that is the subject of any such agreement are not affected adversely. The determinations of the Committee in the administration and interpretation of the Plan shall be final and conclusive. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors and references herein to “Committee” shall, with respect to such Options, be deemed to refer to the Board and (ii) both the full Board, acting by a majority of its members in office, and the Compensation Committee, acting by a majority of its members in office, together shall conduct the general administration of the Plan with respect to Options or Stock Purchase Rights granted to officers of the Company subject to the provisions of Section 16 of the Exchange Act, and references herein to “Committee” shall, with respect to such Options, be deemed to refer to both the Board and the Compensation Committee.

      8.3  Majority Rule; Unanimous Written Consent.   The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      8.4  Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

      8.5  Delegation of Authority.  The Committee may, but need not, from time to time delegate some or all of its authority to grant Options or Stock Purchase Rights under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options or Stock Purchase Rights to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 8.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

      9.1  Transferability of Options.

(a) Except as otherwise provided in Section 9.1(b):

(i) No Option or Stock Purchase Right under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Option or Stock Purchase Right has been exercised, or the shares underlying such Option or Stock Purchase Right have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Option or Stock Purchase Right or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 9.1(a), the Committee, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 9.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

      9.2  Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 9.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued upon the exercise of Options or pursuant to Stock Purchase Rights under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Option or Stock Purchase Right theretofore granted, unless the Option or Stock Purchase Right itself otherwise expressly so provides. No Options or Stock Purchase Rights may be granted during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted by the Board; or

(b) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 9.4.

      9.3  Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

(a) Subject to Section 9.3(d), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option or Stock Purchase Right, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or Stock Purchase Rights, and

(iii) The grant or exercise price with respect to any Option or Stock Purchase Right.

(b) Subject to Sections 9.3(d) and (e), in the event of any transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option or Stock Purchase Right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Option or Stock Purchase Right for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder’s rights had such Option or Stock Purchase Right been currently vested and exercisable or the replacement of such Option or Stock Purchase Right with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that the Option or Stock Purchase Right cannot vest or be exercised after such event;

(iii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 5.3 or 5.4 or (B) the provisions of such Option, and/or to provide for the lapse of restrictions on shares of Restricted Stock acquired upon exercise of Options;

(iv) To provide that such Option or Stock Purchase Right be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or Options or Stock Purchase Rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options or Stock Purchase Rights, and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options or Stock Purchase Rights, and options or Stock Purchase Rights which may be granted in the future.

(c) Subject to Section 9.3(d) and Section 9.4, the Committee may, in its discretion, include such further provisions and limitations in any Stock Option agreement or Restricted Stock purchase agreement, as it may deem equitable and in the best interests of the Company.

(d) With respect to Options or Stock Purchase Rights which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option or Stock Purchase Right to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

(e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for “pooling of interest” accounting treatment and, but for one or more of the provisions of this Plan or any Stock Option Agreement or Restricted Stock purchase agreement would so qualify, then this Plan and any Stock Option Agreement or Restricted Stock purchase agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Stock Option Agreement or Restricted Stock purchase agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Stock Option Agreement or Restricted Stock purchase agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to “pooling of interests” treatment is required as a condition to the Company’s consummation of such transaction.

(f) The existence of the Plan, the Stock Option Agreements, the Restricted Stock purchase agreements and the Options and Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      9.4  Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Options and Stock Purchase Rights may be granted prior to such stockholder approval, provided that such Options and Stock Purchase Rights shall not be exercisable nor shall such Options and Stock Purchase Rights vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options and Stock Purchase Rights previously granted under the Plan shall thereupon be canceled and become null and void.

      9.5  Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option or Stock Purchase Right. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or Stock Purchase Right (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

      9.6  Loans.  The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise of an Option or Stock Purchase Right granted under the Plan. The terms and conditions of any such loan shall be set by the Committee.

      9.7  Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Committee shall have the right to provide, in the terms of Options and Stock Purchase Rights granted under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Option or Stock Purchase Right, or upon the receipt or resale of any Common Stock underlying the Option or Stock Purchase Right, must be paid to the Company, and (ii) the Option or Stock Purchase Right shall terminate and any unexercised portion of the Option or Stock Purchase Right (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option or Stock Purchase Right, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

      9.8  Effect of Plan Upon Options and Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      9.9  Compliance with Laws, Certificate and By-Laws.   The Plan, the granting and vesting of Options and Stock Purchase Rights under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options and Stock Purchase Rights granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options and Stock Purchase Rights granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Furthermore, the Plan, the granting and vesting of Options and Stock Purchase Rights under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options and Stock Purchase Rights granted hereunder are subject to compliance with all applicable provisions of the Company’s Certificate of Incorporation and By-Laws, as the same may be amended from time to time.

      9.10  Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      9.11  Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Appendix B

USINTERNETWORKING, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.

PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

      1.1  Purpose and Scope

      The purpose of the USinternetworking, Inc. 2000 Employee Stock Purchase Plan is to assist employees of USinternetworking, Inc. and its subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

      1.2  Administration of Plan

      The Plan shall be administered by the Committee. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the Plan under Section 423 of the Code, and the Committee also is authorized to change the Option Periods, Offering Dates and Exercise Dates under the Plan by providing written notice to all Employees at least 15 days prior to the date following which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more Officers of the Company. The Committee’s interpretation and decisions in respect to the Plan shall be final and conclusive.

ARTICLE II.

DEFINITIONS

      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

      2.1  “Board” shall mean the Board of Directors of the Company.

      2.2  “Code” shall mean the Internal Revenue Code of 1986, as amended.

      2.3  “Committee” shall mean the Compensation Committee of the Board, which Committee shall administer the Plan as provided in Section 1.2 above.

      2.4  “Common Stock” shall mean shares of common stock of the Company.

      2.5  “Company” shall mean USinternetworking, Inc.

      2.6  “Compensation” shall mean the base salary, bonuses, overtime and commissions paid to an Employee by the Company or a Subsidiary in accordance with established payroll procedures.

      2.7  “Eligible Employee” shall mean an Employee who (a) is customarily scheduled to work at least 20 hours per week and (b) whose customary employment is more than five (5) months in a calendar year.

      2.8  “Employee” shall mean any employee of the Company or a Subsidiary.

      2.9  “Exercise Date” shall mean each February 28 (or, each leap year, February 29) and August 31.

      2.10  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      2.11  “Fair Market Value” of a share of Common Stock as of a given date shall mean (i) the closing price of the sale of Common Stock on the Nasdaq National Market System (“Nasdaq”) as of 4:00 P.M., New York time on such date or on the immediately preceding trading date, or (ii) if Common Stock is not quoted on Nasdaq, the fair market value of a share of Common Stock as established by the Committee acting in good faith.

      2.12  “Offering Date” shall mean each March 1 and September 1; provided, however, that the first Offering Date under the Plan shall be March 15, 2000.

      2.13  “Officer” shall mean an employee of the Company who is either an executive officer or member of the management of the Company.

      2.14  “Option Period” shall mean the period beginning on an Offering Date and ending on the next succeeding Exercise Date.

      2.15  “Option Price” shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.1 below.

      2.16  “Participant” shall mean any Eligible Employee who elects to participate.

      2.17  “Plan” shall mean this USinternetworking, Inc. 2000 Employee Stock Purchase Plan, as it may be amended from time to time.

      2.18  “Plan Account” shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

      2.19  “Subsidiary” shall mean any corporation of which the Company or a Subsidiary owns stock possessing 50% or more of the total combined voting power of all classes of stock in the corporation.

ARTICLE III.

PARTICIPATION

      3.1  Eligibility

      An Eligible Employee may participate in the Plan if immediately after the applicable Offering Date, that Employee would not be deemed for purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

      3.2  Election to Participate; Payroll Deductions

(a) An Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan during an Option Period by delivering to the Company in the calendar month preceding the Offering Date on which such Option Period commences a written payroll deduction authorization on a form prescribed by the Company; provided, however that for the Option Period commencing on March 15, 2000, an Eligible Employee may elect to participate in the Plan at any time on or prior to the March 15, 2000.

(b) Payroll deductions (i) shall be equal to at least 1%, but not more than 15%, of the Participant’s Compensation as of the Offering Date; (ii) must equal at least five dollars ($5.00) per pay period; and (iii) may be expressed either as (A) a whole number percentage or (B) a fixed dollar amount, subject to the provisions of Sections 4.2 and 4.3 below. Amounts deducted from a Participant’s Compensation pursuant to this Section 3.2 shall be credited to the Participant’s Plan Account.

      3.3  Leave of Absence

      During leaves of absence approved by the Company meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE IV.

PURCHASE OF SHARES

      4.1  Option Price

      The Option Price per share of the Common Stock sold to Participants hereunder shall be 85% of the Fair Market Value of such share on either the Offering Date or the Exercise Date of the Option Period, whichever is lower, but in no event shall the Option Price per share be less than the par value per share ($0.001) of the Common Stock.

      4.2  Purchase of Shares

(a) On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part be deemed to have exercised his or her option to purchase at the Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant’s Plan Account. The balance, if any, remaining in the Participant’s Plan Account (after exercise of his or her option) as of an Exercise Date shall be carried forward to the next Option Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 below.

(b) As soon as practicable following each Exercise Date, the number of shares purchased by such Participant pursuant to subsection (a) above will be delivered, in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. In the event the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to him or her the amount withheld.

      4.3  Limitations on Purchase

      No Employee shall be granted an option under the Plan which permits his or her rights to purchase Common Stock under the Plan or any other employee stock purchase plan of the Company or any of its Subsidiaries to accrue at a rate which exceeds $25,000 (as measured by the Fair Market Value of such Common Stock at the time the option is granted) for each calendar year such option is outstanding. For purposes of this Section 4.3, the right to purchase Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Common Stock which has accrued under one option under the Plan may not be carried over to any other option.

      4.4  Transferability of Rights

      An option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right to the option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the option shall have no effect.

ARTICLE V.

PROVISIONS RELATING TO COMMON STOCK

      5.1  Common Stock Reserved

      Subject to adjustment as provided in Section 5.2, the maximum number of shares of Common Stock that shall be made available for sale under this Plan shall be 2,250,000, plus an annual increase on the first day of each of the Company’s fiscal years beginning in 2001 and ending in 2010, equal to the lesser of (a) 2,250,000 shares, (b) 0.75% of the shares outstanding on the last day of the immediately preceding fiscal year, or

(c) such lesser number of shares as is determined by the Board. Shares of Common Stock made available for sale under this Plan may be authorized but unissued or reacquired shares reserved for issuance under this Plan.

      5.2  Adjustment for Changes in Common Stock

      In the event that adjustments are made in the number of outstanding shares of Common Stock or the shares are exchanged for a different class of stock of the Company by reason of stock dividend, stock split or other subdivision, the Committee shall make appropriate adjustments in (a) the number and class of shares or other securities that may be reserved for purchase hereunder and (b) the Option Price of outstanding options.

      5.3  Merger, Acquisition or Liquidation

      In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company’s assets or 80% or more of the Company’s then outstanding voting stock or the liquidation or dissolution of the Company, the date of exercise with respect to outstanding options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such options in a manner complying with Section 424(a) of the Code.

      5.4  Insufficient Shares

      If the aggregate funds available for the purchase of Common Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 5.1 above, (a) the Committee shall proportionately reduce the number of shares that would otherwise be purchased by each Participant in order to eliminate such excess, and (b) the Plan shall automatically terminate immediately after such Exercise Date.

      5.5  Rights as Stockholders

      With respect to shares of Common Stock subject to an option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, a certificate has been issued to him or her following exercise of his or her option.

ARTICLE VI.

TERMINATION OF PARTICIPATION

      6.1  Cessation of Contributions; Voluntary Withdrawal

(a) A Participant may cease payroll deductions during an Option Period by delivering written notice of such cessation to the Company. Upon any such cessation, the Participant may elect either to withdraw from the Plan pursuant to subsection (b) below or to have amounts credited to his or her Plan Account held in the Plan for the purchase of Common Stock pursuant to Section 4.2. A Participant who ceases contributions to the Plan during any Option Period shall not be permitted to resume contributions to the Plan during that Option Period.

(b) A Participant may withdraw from the Plan at any time by written notice to the Secretary of the Company prior to the close of business on an Exercise Date or such earlier date as may be established by the Committee in its sole discretion. Within 21 days after the notice of withdrawal is delivered, the Company shall refund the entire amount, if any, in a Participant’s Plan Account to him or her, at which time, the Participant’s payroll deduction authorization, his or her interest in the Plan and his or her option under the Plan shall terminate. Any Eligible Employee who withdraws from the Plan may again become a Participant in accordance with Section 3.2 above.

      6.2  Termination of Eligibility

(a) If a Participant ceases to be eligible under Section 3.1 above for any reason, the amount in such Participant’s Plan Account will be refunded to the Participant or his or her designated beneficiary or estate within 21 days of his or her termination of employment or other cessation of eligibility.

(b) Upon payment by the Company to the Participant or his or her beneficiary or estate of the remaining balance, if any, in Participant’s Plan Account, the Participant’s interest in the Plan and the Participant’s option under the Plan shall terminate.

ARTICLE VII.

GENERAL PROVISIONS

      7.1  Condition of Employment

      Neither the creation of the Plan nor an Employee’s participation therein shall be deemed to create a contract of employment, any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.

      7.2  Amendment of the Plan

(a) The Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company’s stockholders given within 12 months before or after action by the Board, the Plan may not be amended to increase the maximum number of shares subject to the Plan or change the designation or class of Eligible Employees.

(b) Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded within 21 days of such termination.

      7.3  Use of Funds; No Interest Paid

      All funds received by the Company by reason of purchase of Common Stock under this Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

      7.4  Term; Approval by Stockholders

      The Plan shall terminate on the tenth anniversary of the date of its initial approval by the stockholders of the Company, unless earlier terminated by action of the Board. No option may be granted during any period of suspension of the Plan nor after termination of the Plan. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said 12-month period, all options previously granted under the Plan shall thereupon be canceled and become null and void.

      7.5  Effect Upon Other Plans

      The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

      7.6  Conformity to Securities Laws

      Notwithstanding any other provision of this Plan, this Plan and the participation in this Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      7.7  Notice of Disposition of Shares

      The Company may require any Participant to give the Company prompt notice of any disposition of shares of Common Stock, acquired pursuant to the Plan, within two years after the applicable Offering Date or within one year after the applicable Exercise Date with respect to such shares. The Company may direct that the certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

      7.8  Tax Withholding

      The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

      7.9  Governing Law

      The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

Appendix C

USINTERNETWORKING, INC.

SENIOR EXECUTIVE INCENTIVE BONUS PLAN

  1.  Purpose

      This Senior Executive Incentive Bonus Plan (the “Incentive Plan”) is intended to provide an incentive for superior work and to motivate eligible executives of USinternetworking, Inc. (the “Company”) and its subsidiaries toward even higher achievement and business results, to tie their goals and interests to those of the Company and its stockholders and to enable the Company to attract and retain highly qualified executives. The Incentive Plan is for the benefit of Covered Executives (as defined below). The Incentive Plan is designed to ensure that the bonuses paid hereunder to Covered Executives are deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and interpretations promulgated thereunder.

  2.  Covered Executives

      From time to time, the Bonus Committee (as described below) may select certain key executives who are or who at some future date may be “covered employees” as defined in Section 162(m)(3) of the Code (the “Covered Executives”) to be eligible to receive bonuses hereunder.

  3.  The Bonus Committee

      The “Bonus Committee” shall be appointed by the Board of Directors of the Company (the “Board”) and shall consist of at least two members of the Board who shall qualify as “outside directors” under Section 162(m) of the Code. Initially, the Compensation Committee of the Board shall constitute the Bonus Committee. The Bonus Committee shall have the sole discretion and authority to administer and interpret the Incentive Plan.

  4.  Bonus Determinations

      A Covered Executive may receive a bonus payment under the Incentive Plan based upon the attainment of performance objectives which are established by the Bonus Committee and relate to one or more of the following corporate business criteria with respect to the Company or any of its subsidiaries (the “Performance Goals”): (i) pre-tax income, (ii) operating income, (iii) net income, (iv) cash flow, (v) earnings per share, (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the fair market value of the Company’s stock, or (xi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

      Any bonuses paid to Covered Executives under the Incentive Plan shall be based upon objectively determinable bonus formulas that tie such bonuses to one or more performance objectives relating to the Performance Goals. Bonus formulas for Covered Executives shall be adopted in each performance period by the Bonus Committee no later than the latest time permitted by Section 162(m) of the Code (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period). No bonuses shall be paid to Covered Executives unless and until the Bonus Committee makes a certification in writing with respect to the attainment of the performance objectives as required by Section 162(m) of the Code. Although the Bonus Committee may in its sole discretion reduce a bonus payable to a Covered Executive pursuant to the applicable bonus formula, the Bonus Committee shall have no discretion to increase the amount of a Covered Executive’s bonus as determined under the applicable bonus formula.

      The maximum bonus payable to a Covered Executive under the Incentive Plan shall not exceed $3,000,000 with respect to any fiscal year of the Company.

C-1

      The payment of a bonus to a Covered Executive with respect to a performance period shall be conditioned upon the Covered Executive’s employment by the Company on the last day of the performance period; provided, however, that the Bonus Committee may make exceptions to this requirement, in its sole discretion, in the case of a Covered Executive’s retirement, death or disability.

  5.  Amendment and Termination

      The Company reserves the right to amend or terminate the Incentive Plan at any time in its sole discretion. Any amendments to the Incentive Plan shall require stockholder approval only to the extent required by Section 162(m) of the Code.

  6.  Stockholder Approval

      No bonuses shall be paid under the Incentive Plan unless and until the Company’s stockholders shall have approved the Incentive Plan and the Performance Goals as required by Section 162(m) of the Code. So long as the Incentive Plan shall not have been previously terminated by the Company, it shall be resubmitted for approval by the Company’s stockholders in the fifth year after it shall have first been approved by the Company’s stockholders, and every fifth year thereafter. In addition, the Incentive Plan shall be resubmitted to the Company’s stockholders for approval as required by Section 162(m) of the Code if it is amended in any way that changes the material terms of the Incentive Plan’s Performance Goals, including by materially modifying the Performance Goals, increasing the maximum bonus payable under the Incentive Plan or changing the Incentive Plan’s eligibility requirements.

C-2

DIRECTIONS TO

USINTERNETWORKING, INC.
One USi Plaza
Annapolis, Maryland 21401-7478

From Baltimore-Washington International Airport

Follow 195 signs out of the Airport.

Take the first exit onto 170 (Camp Meade Road), which becomes Aviation Boulevard.
Turn left onto 176 (Dorsey Road).
Take Route 97 South towards Annapolis.
Route 97 merges onto Route 50 East.
Merge right onto Aris T. Allen Boulevard (665).
Take the Riva Road exit immediately on your right.
Turn left onto Riva Road and proceed straight through two traffic lights.
At the third light turn left into the entrance of our worldwide headquarters at 2500 Riva Road.

From Dulles International Airport

Take the Dulles Toll Road (Route 267) to the Capital Beltway (I-495 East) towards Baltimore.

After approximately 13 miles, take US 301(US 50) East towards Annapolis.
Merge right onto Aris T. Allen Boulevard (665).
Take the Riva Road exit immediately on your right.
Turn left onto Riva Road and proceed straight through two traffic lights.
At the third light turn left into the entrance of our worldwide headquarters at 2500 Riva Road.

From Reagan National Airport

Begin on George Washington Memorial Parkway heading north.

Take US Route 50 (US 301) East.
Take the Riva Road exit merging right onto Riva Road and immediately take the far left lane.
Merge right onto Aris T. Allen Boulevard (665).
Take the Riva Road exit immediately on your right.
Turn left onto Riva Road and proceed straight through two traffic lights.
At the third light turn left into the entrance of our worldwide headquarters at 2500 Riva Road.

PROXY	USinternetworking, Inc.	PROXY

One USi Plaza, Annapolis, Maryland, 21401-7478

This Proxy is Solicited on Behalf of the Board of Directors
of USinternetworking, Inc.
for the Annual Meeting of Stockholders to be held April 18, 2000

This undersigned holder of Common Stock, par value $.001 per share, of USinternetworking, Inc. (the “Company”) hereby appoints Christopher R. McCleary and Harold C. Teubner, Jr. or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 18, 2000 at 3:00 p.m. local time, at the Company’s principal executive offices located at One USi Plaza, Annapolis, Maryland, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the meeting. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

USinternetworking, Inc.

      1.  Election of Directors

[     ] FOR                    [                                                            ] WITHHOLD AUTHORITY

to vote for all nominees listed below

Nominees: Cathy M. Brienza, Michael C. Brooks, William F. Earthman and Joseph R. Zell.

(INSTRUCTIONS: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

      Exceptions:

      2.  To adopt the Amended and Restated 1998 Stock Option Plan of USinternetworking, Inc.

[     ] FOR     [     ] AGAINST     [     ] ABSTAIN

      3.  To adopt the USinternetworking, Inc. 2000 Employee Stock Purchase Plan.

[     ] FOR     [     ] AGAINST     [     ] ABSTAIN

      4.  To adopt the USinternetworking, Inc. Senior Executive Bonus Plan

[     ] FOR     [     ] AGAINST     [     ] ABSTAIN

5.	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year 2000.

[     ] FOR     [     ] AGAINST     [     ] ABSTAIN

6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The proposals are fully explained in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement.

Signature:                                   Signature (if held jointly):                                   Date:

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.